                            Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [     ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

--------------------------------------------------------------------------------
                           AHA Investment Funds, Inc.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                     IMPORTANT INFORMATION FOR SHAREHOLDERS
                                       OF
                           AHA INVESTMENT FUNDS, INC.


         AT A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 28, 2001, SHAREHOLDERS OF THE FUND WILL HAVE THE OPPORTUNITY TO VOTE ON VARIOUS PROPOSALS RELATING TO THE FUND. WE RECOMMEND THAT YOU CAREFULLY READ THE ENCLOSED PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS IN DETAIL. THE FOLLOWING "QUESTIONS & ANSWERS" ARE PROVIDED FOR YOUR CONVENIENCE.

         WE MAY REFER TO AHA INVESTMENT FUNDS, INC. IN THE FIRST PERSON OR AS THE "FUND" AND TO EACH OF THE FOUR INDEPENDENTLY MANAGED INVESTMENT PORTFOLIOS OF THE FUND AS A "PORTFOLIO."

Q.       WHY IS THE FUND HOLDING A SPECIAL MEETING OF SHAREHOLDERS?

A. As discussed in the proxy statement, Hewitt Associates LLC, the Fund's investment consultant, has decided that it would be in the best interests of the Fund and its shareholders for an organization with greater focus on distributing investment services to assume responsibility for providing investment consulting services to the Fund and to participants in the AHA Investment Program. For this reason, Hewitt has agreed to sell certain of its assets relating to the operations of the Fund and the AHA Program to CCM Advisors, LLC. This transaction is subject to a number of conditions, including that the Fund enter into a corporate management agreement with CCM Advisors that is substantially the same as the corporate management agreement between the Fund and Hewitt. A proposed new corporate management agreement with CCM Advisors has been unanimously approved by the Board of Directors. Under the provisions of the Investment Company Act of 1940, the proposed new agreement must be approved by shareholders of the Fund before it can become effective. If the agreement is approved by shareholders, CCM Advisors will become the Fund's investment consultant when the transaction between Hewitt and CCM Advisors is consummated.

Q.       WHAT PROPOSALS WILL BE CONSIDERED AT THE MEETING?

A. The Board has called a special meeting of shareholders to enable Fund shareholders to vote on the proposed new corporate management agreement between the Fund and CCM Advisors. At the meeting, shareholders will also vote on several other matters. These include proposals: (i) to elect eight persons to serve as directors of the Fund; (ii) to approve certain changes in the fundamental investment restrictions of the Portfolios, to enable each of the Portfolios to pursue its investment objective by investing in another open-end investment company that has the same investment objective and substantially the same investment policies as the Portfolio (an arrangement commonly known as "master/feeder" fund structure); and to approve a Plan of Contribution to implement the new structure; (iii) to approve certain other changes in the fundamental investment restrictions of the Portfolios; and
(iv) to ratify the Board's selection of the Fund's independent accountants.

Q. WHY AM I BEING ASKED TO APPROVE THE PROPOSED NEW CORPORATE MANAGEMENT AGREEMENT AND THE VARIOUS ACTIONS NECESSARY TO IMPLEMENT A MASTER/FEEDER FUND STRUCTURE?

A. The Board of Directors met with representatives of CCM Advisors several times over the past several months to discuss its qualifications to serve as the Fund's investment consultant and to provide investment consulting services to participants in the AHA Investment Program. Based on these meetings, and on the Board's review and consideration of written materials provided by CCM Advisors, the Board concluded that CCM Advisors has the capability, the commitment and the resources to provide the Fund and participants in the AHA Program with the full range of services now being provided by Hewitt and to provide high quality services to the Fund and participants. The Board also considered the business plans and goals of CCM Advisors as they relate to the Fund and the AHA Program. In this regard, the Board believes that retention of CCM Advisors has the potential to expand the scope of investment opportunities offered by the Fund and available through the AHA Program. The Board concluded that the plans of CCM Advisors may also result in the growth of the assets of the Portfolios from the investments of new participants in the AHA Program, which would over time be likely to enable the Fund to achieve lower operating expenses. If achieved, these results would benefit the Fund and participants in the AHA Program.

         Based on these considerations, the Board approved the proposed new corporate management agreement with CCM Advisors. It has also approved various matters that will enable implementation of a master/feeder fund structure for the Fund. The Board believes that the proposed master/feeder structure will make it feasible for the Fund to offer new types of investment portfolios to participants in the AHA Program in a cost effective manner and help the Fund achieve lower per share operating costs. For these reasons, the Board recommends that shareholders vote to approve the new agreement with CCM Advisors and to approve the matters necessary to implement the master/feeder fund structure.

Q. WILL THE NEW AGREEMENT WITH CCM ADVISORS AFFECT THE SERVICES YOU RECEIVE OR THE FEES YOU PAY AS A PARTICIPANT IN THE AHA INVESTMENT PROGRAM?

A. The assumption by CCM Advisors of the responsibility to provide the services now furnished by Hewitt to the Fund and to participants in the AHA Investment Program will not affect the scope of the services you receive or the fees you pay as a Program participant. Subject to your consent to the assignment of your AHA Program Services Agreement by Hewitt, CCM Advisors will provide you all of the services that you now receive under your AHA Program Services Agreement with Hewitt. This assignment will become effective when the transaction between Hewitt and CCM Advisors is consummated. No change in the fees you pay as a Program participant is being proposed. In addition, under the proposed new corporate management agreement, CCM Advisors will provide the same services to the Fund as are now provided by Hewitt. Thus, the only significant change that will result from approval and implementation of the new corporate management agreement with CCM Advisors will be in the identity of the organization that provides services to the Fund and to AHA Program participants.

Q. WHAT IS THE MASTER/FEEDER FUND STRUCTURE AND HOW WILL IT AFFECT THE FUND AND THE AHA INVESTMENT PROGRAM?

A. In a master/feeder fund structure, one or more funds (called feeder funds) pursue their investment goals by investing in another fund (called a master fund) that has the same investment objectives and substantially the same investment policies and restrictions as the feeder funds. If the master/feeder fund structure is implemented for the Fund, the structure of the AHA Investment Program will change in certain respects. The most significant changes are that:
(i) you will no longer pay fees directly to the Fund's investment consultant as you now do as a participant in the AHA Program; and (ii) the Portfolios will no longer pursue their investment objectives by investing directly in portfolios of securities. Instead, fees payable to CCM Advisors as the investment consultant for the Fund and the AHA Program will be paid by you indirectly as a shareholder of the Fund, and the Portfolios will pursue their investment programs by investing in the master funds. As a participant in the AHA Program, however, you will continue to receive the same types of services that you now receive from Hewitt.

         As explained in the proxy statement, under the master/feeder fund structure, each Portfolio of the Fund will pursue its investment objective by investing its assets in a master fund that has the same investment objective and substantially the same investment policies as that Portfolio. The master funds will, in turn, invest in securities that are consistent with the investment objective and policies of the Portfolios. For this reason, the Portfolios will no longer retain investment managers to manage their investments. Investment managers will be retained by the master funds based on the recommendations of CCM Advisors, which will serve as the investment adviser to the master funds pursuant to an investment advisory agreement with the master funds. The master funds will pay CCM Advisors fees for its services that are the same as the fees that you are now paying to Hewitt as a participant in the AHA Program.

Q.       WHAT ARE THE POTENTIAL BENEFITS OF A MASTER/FEEDER FUND STRUCTURE?

A. Under a master/feeder fund structure, CCM Advisors will be able to offer investment companies in addition to the Fund, as well as other types of investment funds, the opportunity to pursue their investment objectives by investing in the same master funds as those in which the Portfolios will invest. This arrangement will provide a means for those other investment vehicles, which like the Portfolios will be feeder funds, to pool their assets with the assets of the Portfolios for investment purposes. The master/feeder fund structure will make it feasible for CCM Advisors to offer participants in the AHA Investment Program new types of investment funds, including possibly a money market fund or an international equity fund, because the new funds will be able to be made available through the other feeder funds to investors in addition to those who are participants in the AHA Program. Also, because the assets of the Portfolios will be pooled with the assets of other feeder funds that have similar investment programs, the master/feeder structure may enable the Portfolios to achieve certain economies of scale that can result in lower per share expenses to AHA Program participants that invest in the Portfolios. The larger asset base that may be achieved through use of a master/feeder fund structure may also enhance the ability of CCM Advisors to attract and retain qualified investment managers for the master funds and to negotiate lower fee arrangements with those investment managers than would otherwise be possible. CCM Advisors has represented to the Fund that the benefit of any reductions that can be obtained in investment manager fees will be shared with the master funds, which will benefit participants in the AHA Program.

Q. WHY ARE CHANGES TO THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTIONS BEING PROPOSED?

A. Under the Investment Company Act, any changes in the fundamental investment restrictions of the Portfolios are required to be approved by shareholders. Amendments to certain of the Portfolios' fundamental investment restrictions are necessary to permit implementation of the master/feeder fund structure. In addition, some of the Fund's current fundamental investment restrictions were adopted to comply with laws or regulations that no longer are applicable to the Fund or are restrictions that are not required to be "fundamental." It is proposed that these restrictions be eliminated or that they be modified to permit them to be changed in the future by action of the Board of Directors of the Fund, without the need for shareholder approval. The Board believes that the proposed changes in these restrictions will provide greater investment flexibility to the Portfolios without altering their risk characteristics in any material respect. For this reason, the Board recommends that shareholders vote to approve the proposed changes to the fundamental investment restrictions of the Portfolios.

Q.       HOW WILL THE FUND IMPLEMENT THE MASTER/FEEDER FUND STRUCTURE?

A. The Fund will implement the master/feeder fund structure by transferring the assets of each Portfolio to a corresponding newly formed series of CCM Partner Funds that has the same investment objective and substantially similar policies and restrictions as those of the Portfolio. CCM Partner Funds is a newly organized Delaware business trust and, like the Fund, is registered under the Investment Company Act. In exchange for this contribution of assets, each Portfolio will receive an interest in the corresponding new series of the CCM Partner Funds equal in value to the value of the assets transferred. Any additional assets of the Portfolios available for investment, such as moneys received from the sale of additional shares of the Portfolios, will also be invested in series of the Partner Funds.

Q. HOW WILL IMPLEMENTATION OF THE MASTER/FEEDER STRUCTURE IMPACT FUND SHAREHOLDERS?

A. You will pay no fees or sales charges in connection with the proposed contributions of the assets of the Portfolios to the series of CCM Partner Funds. The contributions will not result in realization of gain or loss to the Portfolios or to shareholders of the Fund. The Fund will make the contributions only if it receives an opinion from tax counsel that the arrangement qualifies as a tax-free reorganization. In addition, the net asset value of your shares of the Portfolios and the total value of your investment will not be affected by the contributions.

Q.       WHO SHOULD I CALL FOR FURTHER INFORMATION?

A. You may call the Fund at 1-800-332-2111 ext. 28201, weekdays from 7:00 a.m. to 7:00 p.m., Central time, with any questions you have about the proposals to be considered at the special meeting of shareholders.

AHA INVESTMENT FUNDS, INC.
100 Half Day Road
Lincolnshire, Illinois 60069
1-800-332-2111 ext. 28201

                            AHA INVESTMENT FUNDS, INC

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 28, 2001

To Shareholders of AHA Investment Funds:

         A special meeting of the shareholders of AHA Investment Funds, Inc. has been called to be held at the offices of Hewitt Associates LLC, 3 Overlook Point, Lincolnshire, Illinois 60069, on February 28, 2001 at 9:00 a.m., Central time. The meeting has been called for the purpose of voting on the following matters:

1. To approve a proposed corporate management agreement between the Fund and CCM Advisors, LLC (the "Proposed Management Agreement"), which is substantially the same as the present corporate management agreement between the Fund and Hewitt Associates LLC (the "Current Management Agreement"), the Fund's current investment consultant;

2.       To elect eight directors of the Fund;

3. To approve proposed changes to the fundamental investment restrictions of the investment portfolios of the Fund (the "Portfolios") to permit each Portfolio to pursue its investment objective by investing all of its investable assets in another open-end investment company that has the same investment objective and substantially the same investment policies and restrictions as the Portfolio (a "master/feeder" fund structure) and to approve a Plan of Contribution to implement the new structure;

4. To approve certain other proposed changes to the fundamental investment restrictions of the Portfolios;

5. To ratify or reject the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending
         June 30, 2001; and

6. To transact any other business that may properly come before the meeting.

         If you are a shareholder of record at the close of business on January 10, 2001, you are entitled to vote at the meeting.

         The enclosed proxy statement gives detailed information about the meeting and the proposals on which we are asking you to act. Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote in person.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
                        FAVOR OF EACH OF THE PROPOSALS.

By order of the Board of Directors

Peter E. Ross
SECRETARY
February 13, 2001

                           AHA INVESTMENT FUNDS, INC.
                                100 Half Day Road
                          Lincolnshire, Illinois 60069
                            1-800-332-2111 ext. 28201


          -------------------------------------------------------------

            PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                             HELD FEBRUARY 28, 2001
          -------------------------------------------------------------


         We are sending this Proxy Statement and the accompanying materials to you because our Board of Directors is soliciting your proxies to vote your shares at the special meeting of shareholders of AHA Investment Funds, Inc. (the "Fund"). We will begin to mail the proxy material to shareholders on or about February 13, 2001.

INTRODUCTION

WHAT IS THE PURPOSE OF THE MEETING?

At the meeting, we will ask shareholders of the Fund to vote on the proposals as shown below:

-----------------------------------------------------------------------------------------------------------------------
PROPOSAL                                                      PORTFOLIOS VOTING ON THE PROPOSAL
-----------------------------------------------------------------------------------------------------------------------
                                                              FULL MATURITY  LIMITED MATURITY  DIVERSIFIED
                                                              FIXED INCOME   FIXED INCOME      EQUITY      BALANCED
-----------------------------------------------------------------------------------------------------------------------
1.       Approval or disapproval of Proposed Management       X              X                 X           X
         Agreement
-----------------------------------------------------------------------------------------------------------------------

2.       Election of directors                                X              X                 X           X
-----------------------------------------------------------------------------------------------------------------------

3.       Approval or disapproval of proposed changes to each  X              X                 X           X
         Portfolio's fundamental investment restrictions, and
         a Plan of Contribution, to permit each Portfolio to
         implement a master/feeder fund structure
-----------------------------------------------------------------------------------------------------------------------

4.       Approval or disapproval of other proposed changes to X              X                 X           X
         the fundamental investment restrictions of the
         Portfolios
-----------------------------------------------------------------------------------------------------------------------

5.       Ratification or rejection of the selection of the     X             X                 X           X
         Fund's independent public accountants
-----------------------------------------------------------------------------------------------------------------------

VOTING REQUIREMENTS

         For both the (i) election of directors (Proposal 2) and (ii) ratification of the selection of independent public accountants (Proposal 5), shareholders of all investment portfolios of the Fund (the "Portfolios") will vote together as one class and not separately by Portfolio. The affirmative vote of the holders of a majority of the outstanding shares of the Fund present and entitled to vote at the meeting is required to elect directors and to ratify the selection of independent public accountants.

         The proposals relating to (i) approval of the Proposed Management Agreement (Proposal 1) and (ii) approval of changes to fundamental investment restrictions (Proposals 3 and 4) must be approved by a Portfolio to be effective as to that Portfolio and will be voted on separately by each Portfolio. Approval of these proposals by a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio. Under the Investment Company Act of 1940 (the "1940 Act"), the term "majority of the outstanding voting securities" means the lesser of (a) 67% or more of the outstanding shares of the Portfolio present at the meeting or represented by proxy, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

         Shares represented by proxy cards as to which instructions have been given to abstain from voting on one or more proposals will count as votes present at the meeting, but will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve those proposals. For this reason, abstentions will not have any effect on the outcome of voting on Proposal 2 (Election of Directors) or Proposal 5 (Ratification of the Independent Public Accountants). However, to the extent that the Proposals 1, 3 and 4 require the approval of a specified percentage of the outstanding shares of a Portfolio present at the meeting or represented by proxy, or a specified percentage of the outstanding shares of a Portfolio, abstentions will have the same effect as a vote AGAINST those proposals. No shares of the Fund are held by brokers. Thus, the Fund does not expect that there will be any broker non-votes at the meeting.

         In the remainder of this Proxy Statement, we will use the term "present at the meeting" to mean present in person or represented by proxy and, in each case, entitled to vote at the meeting and the term "votes cast at the meeting" to mean votes cast in person or by proxy at the meeting.

QUORUM

         The presence at the meeting of the holders of a majority of the issued and outstanding shares of the Fund entitled to vote at the meeting is the quorum required for the transaction of business at the meeting.

WHO MAY VOTE AT THE MEETING?

         You are entitled to vote at the meeting if you were a shareholder of record at the close of business on January 10, 2001. As of the record date, the Fund had outstanding 17,138,845.637 shares of common stock, par value $.01 per share, consisting of:


PORTFOLIO                                   NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------
Full Maturity Fixed Income Portfolio        3,799,953.884

Limited Maturity Fixed Income Portfolio     5,106,526.513

Diversified Equity Portfolio                5,666,490.388

Balanced Portfolio                          2,565,874.852


HOW DO I VOTE?

         You can vote on matters at the meeting by signing and returning the enclosed proxy card or by attending the meeting and casting your vote there. Each whole share you owned on the record date will entitle you to one vote, and each fractional share you owned on the record date will entitle you to a proportionate fractional vote. If you vote by proxy, your proxy (one of the individuals named on your proxy card) will vote your shares as you specify. If you do not provide voting instructions on the proxy card, your proxy will vote your shares FOR the election of each of the nominees for directors and FOR each of the other proposals stated in the notice of the meeting.

         If a quorum of shareholders of the Fund is not present at the meeting, or if sufficient votes to approve any of the proposals are not received, your proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares of the Fund present at the meeting. In that case, your proxy will vote FOR such an adjournment, unless you have instructed your proxy to vote against the proposals as to which the adjournment is being proposed, in which case your proxy will vote AGAINST the adjournment. Abstentions will not be voted FOR or AGAINST any adjournment. Therefore, abstentions have the same effect as votes AGAINST a vote for adjournment. A shareholder vote may be taken on any proposal before an adjournment with respect to other proposals if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Fund will continue to solicit proxies.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

If you wish, you may revoke your proxy at any time before it is voted by: (i) sending a written revocation to Peter E. Ross, the Fund's Secretary, at Hewitt Associates LLC, 100 Half Day Road, Lincolnshire, Illinois 60069; (ii) signing and mailing a later dated proxy; or (iii) voting in person at the meeting.

SOLICITATION OF PROXIES

         In addition to the solicitation of proxies by mail, officers of the Fund, and employees of Hewitt Associates LLC or other representatives of the Fund, may solicit proxies by telephone or in person. The costs and the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund, except that CCM Advisors, LLC has agreed to bear half of such costs up to an amount not exceeding $25,000.

SHAREHOLDER REPORTS

SHAREHOLDERS CAN FIND IMPORTANT INFORMATION ABOUT THE FUND IN ITS ANNUAL REPORT DATED JUNE 30, 2000, WHICH HAS BEEN PREVIOUSLY FURNISHED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THIS REPORT FREE OF CHARGE BY CONTACTING THE FUND AT: AHA INVESTMENT FUNDS, INC., 100 HALF DAY ROAD, LINCOLNSHIRE, ILLINOIS 60069; 1-800-332-2111, EXT. 28201.

                                   PROPOSAL 1

             APPROVAL OF THE PROPOSED CORPORATE MANAGEMENT AGREEMENT
                     BETWEEN THE FUND AND CCM ADVISORS, LLC


         At a special meeting of the Board of Directors of the Fund held in person on December 15, 2000, the Board, including each of the directors of the Fund who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Directors"), unanimously voted (i) to approve a proposed new Corporate Management Agreement between the Fund and CCM Advisors, LLC ("CCMA"), pursuant to which CCMA will replace Hewitt Associates LLC ("Hewitt") as the Fund's new investment consultant (the "Proposed Management Agreement"), and (ii) to recommend the approval of the Proposed Management Agreement by shareholders. The Proposed Management Agreement is substantially the same as the Fund's current Corporate Management Agreement with Hewitt (the "Current Management Agreement"). For a comparison of these agreements, see "--Comparison of Current Management Agreement and Proposed Management Agreement" below. A discussion of the background and reason for the Board's actions and recommendation follows.

BACKGROUND

         The American Hospital Association (the "AHA") and Hewitt jointly sponsored the formation of the Fund 12 years ago as part of an investment consulting program Hewitt would offer to members of the AHA and their affiliated organization (the "AHA Program"). The AHA Program provides investment consulting services to participating organizations and provides them the opportunity to implement investment objective and asset allocation recommendations by investing in shares of the four Portfolios that comprise the Fund. The investment consultant for the AHA Program (currently, Hewitt) is responsible for administering the AHA Program and providing investment consulting services to program participants and investment consulting and certain other services to the Fund. Hewitt provides services to the Fund pursuant to the terms of the Current Management Agreement, dated July 15, 1988.

         Since its inception, the Fund has had only one outlet for the distribution of its shares to investors: purchases of shares by participants in the AHA Program. The AHA Program is direct marketed to members of the AHA and their affiliates by personnel of Hewitt Investment Group. Because the Portfolios serve as investment vehicles for institutional investors, such as hospitals and their affiliates, and the Fund has a $1 million minimum initial investment requirement, the current arrangement under which shares are available for purchase solely by participants in the AHA Program in conjunction with an investment consulting program has generally been adequate and cost effective. The marketing of the AHA Program by Hewitt, which is the first step in the process by which hospitals and others become investors in the Fund, has meant that the Fund has not had to impose distribution-related charges (such as 12b-1 fees or sales loads) in order to make payments to brokerage firms and other financial intermediaries to foster sales of its shares. However, the Fund has not experienced growth in assets at the same level from investments of new investors to the same extent as other mutual funds and pooled investment vehicles have experienced over the last decade. In addition, although the AHA and its affiliates have, since the Fund's inception been significant owners of shares of the Fund, a recent evaluation by the AHA of its own investment goals and priorities has led to its redemption of shares of the Fund that has significantly reduced (but not eliminated) its ownership of shares.

         Against this background, Hewitt concluded that it would be beneficial to the Fund and its shareholders if an organization having a greater focus on distributing investment services assumed responsibility for providing services to the Fund and to participants in the AHA Investment Program. Hewitt therefore began a search to identify a financial services firm that would be willing to assume responsibility for the AHA Program and for providing services to the Fund with the expectation that such a firm would be able to provide the Fund with enhanced potential for broader distribution of its shares to investors and at the same time have the capability of providing the Fund and participants in the AHA Program the investment consulting and other services they require. This led to discussions between Hewitt and CCMA and to an agreement between them under which Hewitt will sell certain of its assets relating to the operations of the Fund and the AHA Program to CCMA. This transaction is subject to a number of conditions, including that the Fund enter into the New Management Agreement with CCMA.

         CCMA is a newly formed investment advisory firm that is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operates independently of CCM, or to any clients of its affiliates. As of December 31, 2000, CCM affiliated firms managed assets for clients in excess of $12 billion.

REASONS FOR THE BOARD'S RECOMMENDATION

         After being informed of Hewitt's agreement in principle with CCMA, the Fund's Board of Directors met with representatives of CCMA on several occasions to assess CCMA's qualifications to serve as the Fund's investment consultant and to provide investment consulting services to participants in the AHA Program. The commitment of CCMA to broaden the product offerings available through the program, and specifically, its willingness to create and facilitate the introduction of additional investment portfolios of the Fund, was also considered by the Board.

         Based on these meetings, and on the Board's review and consideration of written materials provided by CCMA, the Board concluded that CCMA has the capability, the commitment and the resources to provide the Fund and participants in the AHA Program with the full range of services now being provided by Hewitt and to provide high quality services to the Fund and AHA Program participants. The Board also considered the business plans and goals of CCMA as they relate to the Fund and the AHA Program. In this regard, the Board believes that the retention of CCMA by the Fund has the potential to expand the scope of investment opportunities offered by the Fund and available through the AHA Program. The Board concluded that the business plans of CCMA also may result in the growth of the assets of the Portfolios from the investments of new participants in the AHA Program, which would over time be likely to enable the Fund to achieve lower operating expenses. If achieved, these results would benefit the Fund and participants in the AHA Program.

         In determining whether to approve the Proposed Management Agreement, the Board considered the fact that CCMA is a newly formed organization. However, it is expected that Timothy G. Solberg, a director of the Fund and an employee of Hewitt who has been extensively involved in the AHA Program and in providing services to the Fund for over 10 years, will become an owner and Managing Director of CCMA. Thus, there will be some degree of continuity in the personnel providing services to the Fund if CCMA becomes the Fund's investment consultant. The Board believes that CCMA's retention of Mr. Solberg will help assure the ability of CCMA to provide high quality services to the Fund.

         In considering the Proposed Management Agreement, the Board viewed favorably CCMA's commitments: (i) to identify and to provide services to new investment portfolios that the Fund can offer to its shareholders, including possibly a money market fund and an international equity fund; (ii) to implement arrangements that will allow shares of the Fund to be offered to a broader spectrum of health and hospital related organizations; and (iii) to create a master/feeder fund structure as a means of facilitating the Fund's ability to organize and operate additional investment portfolios and, possibly, to reduce the per share expenses of the Portfolios. Among other things, CCMA has voluntarily agreed to absorb expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Portfolios to certain levels, as indicated in the following table. Currently, the ordinary operating expenses of each of the Portfolios are below these voluntary limits.

                                                      VOLUNTARY LIMIT
                                                      (AS % OF AVERAGE
PORTFOLIO                                             DAILY NET ASSETS)
---------                                             -----------------
Full Maturity Fixed Income Portfolio                  1.00%

Limited Maturity Fixed Income Portfolio               1.00%

Diversified Equity Portfolio                          1.25%

Balanced Portfolio                                    1.50%

         Although this voluntary agreement of CCMA may be modified or terminated by CCMA at any time on prior notice to the Fund, the Board believes that it reflects a commitment of CCMA to assuring the continued attractiveness of the Fund to participants in the AHA Program.

         Based on the considerations described above, and thorough consideration of other factors that the Board deemed relevant, at a meeting held in person on December 15, 2000, the Board (including each of the Independent Directors) unanimously determined that it was in the best interests of the Fund and its shareholders to retain CCMA as the Fund's investment consultant, and voted to approve the Proposed Management Agreement and to recommend its approval by Fund shareholders.

AGREEMENT BETWEEN HEWITT AND CCMA

         As part of the overall arrangements by which CCMA will take over Hewitt's responsibilities with respect to the AHA Program and the Fund, CCMA and Hewitt have entered into an agreement, dated as of February 1, 2001, pursuant to which CCMA will purchase certain assets from Hewitt relating to the operations of the AHA Program and the Fund, including all of Hewitt's rights and obligations under the AHA Program Services Agreements pursuant to which participants in the AHA Program receive investment consulting services (the "Asset Sale"). Consummation of this transaction is subject to a number of conditions, including a condition that shareholders of the Fund approve the Proposed Management Agreement. If shareholders of the Fund do not approve the Proposed Management Agreement, CCMA has the contractual right to abandon the Asset Sale. In that event, the Current Management Agreement will remain in effect and Hewitt will continue to serve as the Fund's investment consultant. If shareholders of each of the Portfolios approve the Proposed Management Agreement, the Proposed Management Agreement will become effective for all Portfolios as of the completion of the Asset Sale, which is expected to be as soon as practicable after the special meeting of shareholders, provided the necessary approvals of shareholders are obtained. As consideration for the assets purchased from Hewitt, CCMA has agreed to pay Hewitt $150,000 at the time of the Asset Sale and has agreed to pay additional deferred compensation to Hewitt of up to $500,000, subject to certain conditions.


In connection with the Asset Sale, CCMA has entered into an agreement with the AHA and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCMA and for AHA's sponsorship and endorsement of the AHA Program. Subject to fulfillment of applicable regulatory requirements by CCMA, AHA-FSI will provide certain additional services, including providing support for CCMA's marketing of the AHA Program and the Fund. CCMA will pay licensing fees of $100,000 per year to AHA-FSI and a one-time start-up fee of $36,000. For marketing support, CCMA will pay compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Fund's average daily net assets for the quarter): 0.0125% if net assets of the Fund are below $330 million; 0.01875% if net assets of the Fund are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCMA to AHA-FSI will increase if certain asset growth targets are not met for the Fund. These fees and other compensation are paid by CCMA to AHA-FSI and will not be paid by the Fund or increase fees payable by participants in the current AHA Program that are shareholders of the Fund. CCMA has also agreed to support two designees of either the AHA or AHA-FSI to serve as directors of the Fund. Generally since inception of the Fund, two of its directors have been officers of the AHA.

         Completion of the Asset Sale may be deemed to constitute an "assignment" (as that term is defined by the 1940 Act) of the Current Management Agreement, which will result in its automatic termination in accordance with its terms, as required by the 1940 Act. You are being asked to approve the Proposed Management Agreement so that the Asset Sale can be completed, CCMA can become the Fund's investment consultant at the effective time of the Asset Sale, and the management of each Portfolio can continue uninterrupted. The same investment advisory firms that currently serve as the investment managers of the Portfolios are expected to continue to manage the Portfolios after the Asset Sale and to follow the same investment strategies and objectives currently in place. However, consistent with its responsibilities as the Fund's investment consultant, CCMA will consider, and recommend to the Board of the Fund for approval, such changes in investment managers (including the appointment of new investment managers) as CCMA determines are in the best interests of the Fund.

         For a detailed discussion of proposed changes to the Funds following the completion of the Asset Sale, see "Other Proposed Changes to the Funds."

SECTION 15(f) CONSIDERATIONS

         Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in the adviser that results in an assignment of an investment advisory contract if two conditions are satisfied. The first condition is that, for three years after the assignment, at least 75% of the members of the board of the investment company must not be "interested persons" (as defined by the 1940 Act) of the new investment adviser or the predecessor investment adviser. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings related to the assignment. An "unfair burden" is defined to include any arrangement during the two-year period after the assignment occurs where the investment adviser or its predecessor or successor, or any interested person of the adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other property from or on behalf of the investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

         In its agreement with Hewitt, CCMA agreed that, to the extent within its control, it will cause the two conditions set forth in Section 15(f) of the 1940 Act to be complied with. There are eight individuals who have been nominated for election as directors of the Fund. Only two of these individuals are persons who are "interested persons" of Hewitt or of CCMA. In addition, CCMA has represented that it does not have and that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Asset Sale.

COMPARISON OF CURRENT MANAGEMENT AGREEMENT AND PROPOSED MANAGEMENT AGREEMENT

         The Proposed Management Agreement is substantially the same as to the Current Management Agreement. The following discussion of the terms of the Current Management Agreement and the Proposed Management Agreement is qualified in its entirety by reference to the Proposed Management Agreement, which is attached as EXHIBIT A. The Current Management Agreement and Proposed Management Agreement may be referred to below as the "Agreements," and Hewitt and CCMA may each be referred to as the "Investment Consultant."

         American Hospital Association Services, Inc., as the sole shareholder of the Fund at that time, approved the Current Management Agreement on July 25, 1988 for an initial term expiring June 30, 1990. The shareholders of each Portfolio voted to approve the Current Management Agreement at a special meeting of shareholders on February 9, 1990, which was held to satisfy an undertaking to the Securities and Exchange Commission ("SEC") that the Current Management Agreement be approved by public shareholders. The Board of Directors has annually approved the continuance of the Current Management Agreement each year thereafter by a vote that has included the affirmative vote of a majority of the Independent Directors. Most recently, on May 18, 2000, the Board approved the continuance of the Current Management Agreement for an additional annual period expiring June 30, 2001.

         If approved by the shareholders, the Proposed Management Agreement will be signed and become effective on the date of completion of the Asset Sale (the "Effective Date"), which is currently expected to be as soon as reasonably practicable after the satisfaction of the conditions to which the Asset Sale is subject (including the required Fund shareholder approvals). Like the Current Management Agreement, the Proposed Management Agreement will have an initial term of two years and may be continued in effect from year to year thereafter, provided that such continuance is approved at least annually (i) by the Board of Directors or by the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of each Portfolio; and (ii) by a vote of a majority of the Independent Directors.

         Also, like the Current Management Agreement, the Proposed Management Agreement may be terminated with respect to a Portfolio without penalty by the vote of the Board of Directors or the shareholders of that Portfolio (by the holders of a "majority of the outstanding voting securities" as defined by the 1940 Act) on 60 days' written notice to CCMA and may be terminated by CCMA on similar notice to the Fund. Each of the Agreements also provides for its automatic termination in the event of its "assignment" (as defined by the 1940
Act).

         GENERAL TERMS OF THE AGREEMENTS. Under the Agreements, subject to the overall supervision and control of the Board of Directors, the Investment Consultant is responsible for providing various services to the Fund. Among other things, the Investment Consultant evaluates, selects (subject to the board's approval) and monitors the performance of the investment managers of the Portfolios (the "Investment Managers"), and is required to pay the fees of the Investment Managers for the services they render to the Portfolios. The Investment Consultant is also responsible for allocating the assets of the Portfolios with more than one manager among Investment Managers, and supervising the services provided by the Fund's custodian, transfer agent, and other organizations that provide accounting, recordkeeping and administrative services to the Fund. The Investment Consultant is required to provide the office space, equipment and personnel as may reasonably be necessary for it to render the services under the Agreement. In addition, the Investment Consultant bears the costs of its own telephone service, heat, light, power and other utilities.

         Under the Agreements, the Fund pays all expenses not expressly assumed by the Investment Consultant. Expenses borne by the Fund include, but are not limited to, charges and expenses of the Fund's registrar, custodian, transfer agent, dividend disbursing agent and shareholder servicing agent; brokerage fees and commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; expenses associated with the preparation and filing of required reports and the maintenance of the Fund's corporate existence; the cost and expense of printing (including typesetting) prospectuses, proxy statements and reports, and the cost and expense of distributing these materials to shareholders; expenses of shareholders' and directors' meetings; fees and expenses of directors who are not principals or employees of the Investment Consultant or the AHA; expenses incident to any dividend, withdrawal or redemption options; charges and expenses of outside services used in preparing and maintaining the books and records (including accounting records) of the Fund; the cost and expense of pricing shares of the Portfolios and rendering administrative services; membership dues in industry organizations; interest on borrowings; postage; insurance premiums on property and personnel (including directors and officers); the fees and expenses of the Fund's independent accountants and its legal counsel; extraordinary expenses including, but not limited to, legal claims and liabilities, litigation costs and indemnification; and all other costs of the Fund's business and operations.

         The Current Management Agreement provides that total operating expenses of each of the Portfolios are subject to applicable limitations under the regulations of states in which shares of each of the Portfolios are registered for sale. Operating expenses are thus effectively subject to the most restrictive of these limitations as they may be amended from time to time, or as they may be waived or modified. No such limitations are currently applicable to the Portfolios. The expense limitations are not contained in the Proposed Management Agreement because Federal law since 1996 has preempted state regulation of investment companies.

         The Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Consultant is not liable to the Fund or any of its investors for any act or omission or for any losses.

         AHA PROGRAM SERVICES FEES. The Agreements provide that in lieu of the payment of a fee to the Investment Consultant, (i) the Fund shall take actions necessary for the offering of its shares in all jurisdictions requested by the Investment Consultant so as to enable shares of the Fund to be available for purchase by organizations that have entered into AHA Program Services Agreements with the Investment Consultant, and (ii) the Investment Consultant may collect from each shareholder the fees specified in the shareholder's AHA Program Services Agreement with the Investment Consultant.

         In conjunction with the solicitation of proxies for the meeting, you are being asked to consent to the assignment by Hewitt of your individual AHA Program Services Agreement to CCMA. Upon that assignment, CCMA will assume all of Hewitt's obligations and rights under your AHA Program Services Agreement and you will continue to be charged the fees computed at the same rates as now apply under your agreement. If you do not consent to the assignment of your AHA Program Services Agreement, the agreement will automatically terminate upon completion of the Asset Sale. As a result you will no longer be eligible to participate in the AHA Program or to invest in the Fund and as discussed in the Fund's prospectus and in the AHA Program Services Agreement, your shares of the Fund will be subject to automatic redemption. These procedures are required because the Fund itself does not pay investment advisory fees to the Investment Consultant or to the Investment Managers of the Portfolios. (The fees you pay to the Investment Consultant under the AHA Program Services Agreement are used to compensate the Investment Consultant and permit it to pay the fees of the Investment Managers.) A redemption of shares will result in the recognition of gain or loss, and you will be subject to applicable taxes on any gains you realize from the redemption of Fund shares.

INFORMATION ABOUT CCMA

         CCMA is a newly-organized Delaware limited liability company headquartered at 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603. CCMA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). CCMA plans to provide investment management services to other mutual funds as well as to individuals and institutional investors, including pension plans. CCM owns 70% of CCMA and has entered into certain revenue sharing arrangements with CCMA. Each of Richard Adler, Tom Griffith and James Hayes owns a greater than 25% interest in CCM.

         The name, address and principal occupation of the principal executive officers and each director or member of CCMA is as follows.


                                                                                 PRINCIPAL
NAME                        TITLE                     ADDRESS                    OCCUPATION
----                        -----                     -------                    ----------
Douglas D. Peabody          Managing Director         190 S. LaSalle St. Suite   Managing Director, CCM Advisors,
                                                      2800                       LLC, since January 2001; Managing
                                                      Chicago, Illinois 60603    Director, Convergent Capital
                                                                                 Management since 1999; Managing
                                                                                 Director, Eager Manager Advisory
                                                                                 Services, 1996 to 1999.

         Upon consummation of the Asset Sale, it is anticipated that Timothy G. Solberg (a current director of the Fund who, if elected at the meeting, will continue to serve in that capacity) will become an interestholder and Managing Director of CCMA.

         CCM also owns or maintains interests, directly or indirectly (including majority ownership interests), in 10 other registered investment advisers. As of December 31, 2000, the total amount of assets under management by CCM affiliates was in excess of $12 billion.


         The Board of Directors, including the Independent Directors, unanimously recommends that you vote FOR approval of the Proposed Management Agreement with CCM Advisors, LLC.


                                   PROPOSAL 2

                              ELECTION OF DIRECTORS


         Our board of directors currently consists of eight members. You are asked to elect eight directors at the meeting. Biographical information on each nominee for director appears below, including his or her age at December 31, 2000. Each nominee may be contacted through the offices of the Fund.

         Other than Douglas D. Peabody, each nominee is a current director. The Board of Directors has nominated Mr. Peabody to fill the vacancy left by the resignation of Ronald A. Jones. Mr. Jones' resignation will become effective upon completion of the Asset Sale. Messrs. Ehmann, Evans, Oliverio, Solberg, Tucker and Yoder, current members of the Board, were elected to the Board by vote of shareholders at a special meeting held on September 10, 1998. Mr. Anthony J. Burke, another current director, is standing for election by shareholders for the first time. Mr. Burke was appointed as a director by the Board on February 2, 2000, to fill a vacancy created by the resignation of another director.

         The nominees, if elected, will serve until their successors are elected and qualified or their earlier death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a director. Each nominee has consented to being named as a nominee in this Proxy Statement. If a nominee is unable to serve, the persons you appoint as proxies intend to vote for such replacement nominee as may be proposed by the Board.

NOMINEES FOR DIRECTORS

         The nominees for directors are as follows (ages are as of December 31, 2000 and all other information is as of the date of this Proxy Statement).

NAME (AGE)
(DIRECTOR SINCE)                        PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
----------------                        -----------------------------------------------
Anthony J. Burke (35)                   President, American Hospital Association Financial Solutions, Inc. from 1997
(2000) (2)                              to 2000; formerly, Marketing Development Director (1997 to 1998) of AHA
                                        Insurance Resources Inc.; formerly President (1995 to 1997) of A. Burke &
                                        Associates, a marketing consulting firm.

Frank A. Ehmann (67)                    Retired; Director, SPX Corp., since 1989; Director, American Healthways
(1988) (1)                              (1989-present); Director, Genderm Corp. (1997-2000); formerly Director and
                                        President, United Stationers.

Richard John Evans (48)                 Chief Financial Officer, American Hospital Association, since December 1999;
(1988) (2)                              formerly Vice President/Finance, American Hospital Association (1995-1999).

Douglas D. Peabody (37) *               Managing Director, CCM Advisors, LLC, since January 2001; Managing Director,
(3)                                     Convergent Capital Management since 1999; Principal, Eager Manager Advisory
                                        Services, 1996 to 1999.

John D. Oliverio (48)                   Chief Executive Officer, President and Director, Wheaton Franciscan Services
(1993) (1)                              Inc., since February 1984, and a Director of the following: Hewitt Money
                                        Market Fund, since 1998; Affinity Health Systems, since 1995; Covenant
                                        Health Care System, since 1989; All Saints Health System, since 1992;
                                        Franciscan Ministries, Inc., since 1998; United Health System, since 1998.

Timothy G. Solberg (47) *               Director of Marketing and Client Services, Hewitt Investment Group, a
(1993) (3)                              Division of Hewitt Associates LLC, since 1989.

NAME (AGE)
(DIRECTOR SINCE)                        PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
----------------                        -----------------------------------------------
Thomas J. Tucker (69)                   Retired; Christus Health Pension Trustee, since December 1999; formerly Vice
(1990) (1)                              President, Incarnate Word Health Services and related organizations (1975 to
                                        1997).

John L. Yoder (69)                      Vice President, Princeton Insurance Co., since 1995.
(1988) (1)


* Director who is or nominee who would be an "interested person" of the Fund as defined by Section 2(a)(19) of the 1940 Act.

(1)    Member of the Audit Committee of the Board of Directors.

(2)    Director who is affiliated with the AHA.

(3) Mr. Solberg is an "interested person" due to his affiliation with Hewitt Associates and CCMA. Mr. Peabody would be an "interested person" due to his affiliation with CCMA.

HOW OFTEN DID THE BOARD MEET DURING THE FUND'S LAST FISCAL YEAR?

         The Board of Directors met four times and the Audit Committee met once during the fiscal year ended June 30, 2000 ("our last fiscal year"). Each current director attended at least 75% of the number combined number of meetings of the Board and of committees of the Board on which he served that were held during our last fiscal year, except for Mr. Burke who attended each of the two meetings that were held after he was appointed to serve as a director.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         Our Board has an Audit Committee. The Audit Committee is responsible for recommending independent public accountants to audit financial statements of the Portfolios and for reviewing the scope and results of the audits. The current members of the Audit Committee are Messrs. Ehmann, Oliverio, Tucker and Yoder, each an Independent Director. The Board has no other committees.

HOW ARE THE FUND'S DIRECTORS AND OFFICERS CURRENTLY COMPENSATED?

         The Fund currently pays each director, other than those employed by Hewitt or the AHA, a fee of $1,000 per quarterly meeting and $500 per special meeting. The Fund also reimburses expenses incurred by the Independent Directors in attending meetings.

         The salaries of the Fund's officers are currently paid by Hewitt or the AHA. Under the Proposed Management Agreement, CCMA will pay the salaries of officers of the Fund affiliated with CCMA, commencing on the effective date of that agreement.

         The following table contains information regarding the aggregate compensation received by the directors for our last fiscal year:

                                                                 PENSION OR                  TOTAL
                                     AGGREGATE(1)                RETIREMENT BENEFITS         COMPENSATION
NAME                                 COMPENSATION                ACCRUED AS PART OF          FROM
POSITION WITH FUND                   FROM FUND                   FUND EXPENSES               FUND COMPLEX
------------------                   --------------              ---------------------       ------------
Anthony J. Burke                     0                           0                           0
Director

Frank A. Ehmann                      $4,000.00                   0                           $4,000.00
Director

Richard John Evans                   0                           0                           0
Director

Ronald A. Jones                      0                           0                           0
Director and President

John D. Oliverio                     $4,000.00                   0                           $4,000.00
Director

Timothy G. Solberg                   0                           0                           0
Director

Thomas Tucker                        $4,000.00                   0                           $4,000.00
Director

John L. Yoder                        $4,000.00                   0                           $4,000.00
Director

(1)      Includes compensation paid from July 1, 1999 through June 30, 2000.


OFFICERS

         Our officers are elected by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Our current officers are as follows (Ages are as of December 31, 2000 and other information is as of the date of this Proxy Statement):


NAME (AGE)
POSITION WITH FUND                      BUSINESS EXPERIENCE
------------------                      -------------------
Ronald A. Jones (51)                    Mr. Jones has been the President and a Director of the Fund since 1990.  He
President and Director                  is also Investment Consultant, Hewitt Investment Group, a Division of Hewitt
                                        Associates LLC.


NAME (AGE)
POSITION WITH FUND                      BUSINESS EXPERIENCE
------------------                      -------------------

James A. Henderson (59)                 Mr. Henderson has been a Vice President of the Fund since 1998.  He is also
Vice President                          Vice President, Corporate Counsel and Assistant Secretary, American Hospital
                                        Association (1984 - present); Secretary, AHA Financial Solutions, Inc. (1995
                                        - present); Secretary, Health Forum, Inc. (1988 - present).

James B. Lee (38)                       Mr. Lee has been the Fund's Treasurer since 1993.  He is also Director of
Treasurer                               Operations, Christian Brothers Investment Services, since 1999; formerly
                                        Program Administrator, Hewitt Associates LLC (1990-1999).

Peter E. Ross (41)                      Mr. Ross became the Fund's Secretary in 2000.  He is also an attorney with
Secretary                               Hewitt Associates LLC (1989 - present), Chief Compliance Officer of Hewitt
                                        Financial Services LLC (1994 - present) and serves as Secretary of the
                                        Hewitt Series Trust (1998 - present).


         Subject to the approval by shareholders of Proposal 1 at the meeting and the effectiveness of the Proposed Management Agreement, the Board has elected Douglas D. Peabody to serve as the Fund's President and Timothy G. Solberg to serve as the Fund's Secretary and Treasurer.

BENEFICIAL SHARE OWNERSHIP OF MANAGEMENT

         Based on information provided by the nominees, directors and officers, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, no nominee or director beneficially owns shares of any Portfolio of the Fund.

         The directors and officers of the Fund, as a group, did not own beneficially more than 1% of the shares of any Portfolio.

REQUIRED VOTE

         Directors are elected by the affirmative vote of a majority of shares present at the meeting. A shareholder using the enclosed proxy card may vote for all or for any of the nominees to the Board of Directors or withhold his or her vote from all or any of the nominees.


         The Board of Directors recommends a vote FOR the election of each nominee for director.

                                   PROPOSAL 3

              APPROVAL OF IMPLEMENTATION OF MASTER/FEEDER STRUCTURE

BACKGROUND

         At a meeting on January 9, 2001, the Board approved various amendments to the fundamental investment policies and restrictions of the Portfolios to permit each Portfolio to pursue its investment objective by investing in another open-end investment company. This fund structure is commonly referred to as a master/feeder fund structure. These amendments are subject to approval by shareholders at the meeting.

         Under the master/feeder fund structure, the Portfolios would no longer pursue their investment objectives by investing directly in the types of securities indicated by their investment objectives and policies. Instead, each Portfolio would pursue its investment objective by investing all of its investable assets in a series (each series being a "New Portfolio") of CCM Partner Funds (the "Trust"). Each New Portfolio will have the same investment objective and substantially the same investment policies and restrictions as the corresponding Portfolio of the Fund.

THE INVESTMENT ADVISER

         If the master/feeder fund structure is approved by the Fund's shareholders (through approval of this Proposal 3), CCMA, the proposed new Investment Consultant of the Fund, will become the Trust's investment adviser and will manage the assets of the New Portfolios pursuant to the terms of an investment advisory agreement with the Trust in a manner substantially similar to the manner in which the assets of the Funds are currently managed. As adviser of the New Portfolios, CCMA will be responsible to select (subject to Board approval) the investment managers that manage the investments of the New Portfolios and to provide all of the same investment advisory related services that it would be required to provide as Investment Consultant under the Proposed Management Agreement. Interests in the New Portfolios will not be available for purchase directly by members of the general public and will be sold only to the Portfolios and to other investment funds that determine to pursue their objectives by investing in the New Portfolios.

         As the Trust's investment adviser, CCMA would receive an advisory fee from each New Portfolio. This fee would be in lieu of the fees that are now paid by Fund shareholders as participants in the AHA Program. As an investor in the New Portfolios, each Portfolio of the Fund would indirectly bear a pro rata portion of the advisory fees and other operating expenses of the New Portfolio in which it invests. The Board and CCMA believe that, after conversion to the master/feeder structure, Fund shareholders would bear expenses (including expenses of the Fund and a pro rata share of expenses of the New Portfolios) that would be approximately the same as the fees and expenses they now bear, directly and indirectly, as participants in the AHA Program and shareholders of the Fund.

         Implementation of the proposed master/feeder fund structure will not affect the value of a shareholder's investment in a Portfolio of the Fund. If implementation of the master/feeder fund structure is not approved, the Fund will continue to operate in the same manner as is now in effect.

POTENTIAL ADVANTAGES OF THE MASTER/FEEDER FUND STRUCTURE

         As explained previously, in a master/feeder fund structure, one or more funds ("feeder funds") pursue their investment goals by investing in another fund (the "master fund"). This permits the feeder funds to pool their assets for investment, resulting in the potential for economies of scale and cost efficiencies. For example, when the master fund purchases or sells a portfolio security, total transaction costs may be lower than would be the case if two or more feeder funds each effected a separate transaction in the same security. Other economies of scale exist to the extent that all or a portion of certain fixed (or relatively fixed) costs normally borne by the feeder funds would be incurred by the master fund and thus shared by the feeder funds. Although a master/feeder fund structure also creates some duplication of expenses (because certain costs, such as audit expenses and legal fees, are incurred by both the master fund and the feeder funds), the structure generally offers the potential for lower per share costs (and thus a higher investment return to investors) if the assets of the master fund are substantially greater than the assets of the individual feeder funds.

         If the Fund's shareholders approve the proposed master/feeder fund structure as set forth in this Proposal 3, the Portfolios, as well as other mutual funds and certain other types of pooled investment vehicles, will be able to invest in the New Portfolios. Because investors in these other funds and investment vehicles might not otherwise invest in the Fund (based on eligibility requirements or other considerations), there is a potential for increasing a New Portfolio's asset base over that which could be achieved by a Portfolio of the Fund.

         A larger asset base would benefit a Portfolio and its shareholders to the extent that it results in economies of scale that reduce the Portfolio's per share operating costs. Certain expenses of a Portfolio and the corresponding New Portfolio are relatively fixed and should not increase in direct proportion to an increase in the level of the Portfolio's or the corresponding New Portfolio's assets. Currently, each Portfolio of the Fund bears these expenses alone. However, after the conversion to the master/feeder fund structure, these expenses would be borne in whole or in part by the corresponding New Portfolio and shared pro rata by the Portfolio and other investors in the corresponding New Portfolio. In this way, it may be possible for the Fund to have lower per share operating expenses.

         If lower operating expenses are achieved, the Fund could become a more attractive investment option for certain investors. This could result in additional growth of the Fund's assets, which could in turn produce further economies of scale in operating costs that would benefit all Fund shareholders. A reduction in per share expenses could result from the spreading of fixed costs across a larger asset base.

         Although benefits could also be realized by the direct growth of the Fund's assets without implementing the master/feeder fund structure, the Board of Directors believes that growth of assets more likely can be achieved through investments in the New Portfolios by entities in addition to the Fund. In this regard, the Board reviewed marketing plans of CCMA, the Fund's proposed new Investment Consultant and the investment adviser for the Trust, and its plans to make interests in the New Portfolios available to mutual funds and investment pools in addition to the Portfolio and to possibly organize new series of the Trust, including a money market fund and international equity fund. Thus, the Board believes that there is a reasonable likelihood that the potential benefits of the master/feeder fund structure can be achieved. There can be no assurance, however, that an increase in assets of the New Portfolios or that the potential benefits of such an increase in assets will be realized.

COMPARATIVE FEES AND EXPENSES

         The following tables compare the present fees and estimated expenses of the Fund with proposed fees and estimated expenses under the master/feeder fund structure. It is designed to assist shareholders in understanding the various direct and indirect costs and expenses (including the fees and estimated expenses of the New Portfolios) that they will bear if the proposed master/feeder fund structure is implemented.

         The percentage set forth under "Other Expenses" in the column relating to the present fees and expenses of the Fund is based upon the Fund's expenses for the fiscal year ended June 30, 2000. The percentage set forth under "Other Expenses" in the column relating to the proposed fees and estimated expenses under the master/feeder fund structure are estimates of expenses for the coming year and include each Portfolio's pro rata share of expenses of the New Portfolios. It is estimated that, initially, there will be a 0.01% increase in the expenses borne by the Portfolios under the master/feeder fund structure.

         As discussed under Proposal 1, CCMA has agreed voluntarily to absorb expenses of the Fund as may be necessary to limit the Fund's ordinary operating expenses to certain specified levels as percentages of the average daily net assets of the Portfolios. If the master/feeder fund structure is implemented, this agreement will continue to apply. However, as previously noted, CCMA's voluntary undertaking may be modified or terminated by CCMA at any time on prior notice to the Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

                                                                    PORTFOLIO
                             ------------------------------------------------------------------------------------
                                 FULL MATURITY      LIMITED MATURITY
                                  FIXED INCOME        FIXED INCOME       DIVERSIFIED EQUITY       BALANCED
SHAREHOLDER                       ------------        ------------       ------------------       --------
TRANSACTION EXPENSES         CURRENT    PROPOSED   CURRENT    PROPOSED   CURRENT   PROPOSED   CURRENT    PROPOSED
--------------------         -------    --------   -------    --------   -------   --------   -------    --------
Maximum Sales Charge         None       None       None       None       None      None       None       None
(Load) Imposed on
Purchases (as a percentage
of offering price)

Maximum Deferred Sales       None       None       None       None       None      None       None       None
Charge (Load)

Maximum Sales Charge         None       None       None       None       None      None       None       None
(Load)

Redemption Fees              None       None       None       None       None      None       None       None

Exchange Fees                None       None       None       None       None      None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES
(Expenses That Are Deducted From Portfolio Assets)
(As A Percentage of Average Net Assets)

                                                                   PORTFOLIO
                            -----------------------------------------------------------------------------------------
                                 FULL MATURITY        LIMITED MATURITY
                                  FIXED INCOME          FIXED INCOME       DIVERSIFIED EQUITY         BALANCED
                                  ------------          ------------       ------------------         --------
                             CURRENT   PROPOSED(1)  CURRENT  PROPOSED(1)  CURRENT   PROPOSED(1) CURRENT   PROPOSED(1)
                             -------   -----------  -------  -----------  -------   ----------- -------   ----------

Management Fees               None        0.50%       None       0.50%      None       0.75%      None     0.75%
Distribution and Service      None        None        None       None       None       None       None     None
(12b-1) Fees
Other Expenses:
  1.  Custody fees            0.05%       0.05%       0.03%      0.03%      0.03%      0.03%      0.11%    0.11%
  2.  Audit, legal,
       administrative and
       miscellaneous          0.29%       0.30%       0.19%      0.20%      0.11%      0.12%      0.40%    0.41%
  3.  Fee to Investment
       Consultant (2)         0.50%       NONE        0.50       NONE       0.75       NONE       0.75     NONE
                              -----       ----        ----       ----       ----       ----       ----     ----
Total Annual Portfolio
Operating Expenses            0.84%       0.85%       0.72%      0.73%      0.89%      0.90%      1.26%    1.27%
                              =====       =====       =====      =====      =====      =====      =====    =====

(1) Proposed operating expenses under master/feeder fund structure (including expenses of the Portfolio as a feeder fund and a pro rata share of master fund expenses).

(2) Shareholders previously would have incurred this fee individually as participants in the AHA Program. The table assumes the standard fee applicable for the standard level of program services.


EXAMPLE. The following examples are intended to help you compare the cost of investing in each Portfolio under the Fund's present structure and fee arrangements with the costs of investing in the Portfolios if the master/feeder structure is implemented. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:


PORTFOLIO                                    1 YEAR             3 YEARS             5 YEARS           10 YEARS
---------                                    ------             -------             -------           --------
                                        CURRENT  PROPOSED  CURRENT  PROPOSED   CURRENT PROPOSED   CURRENT  PROPOSED
                                        -------  --------  -------  --------   ------- --------   -------  --------
                                                    (1)                (1)                (1)                 (1)
Full Maturity Fixed Income                $ 86     $ 87     $ 268     $ 271     $ 456    $ 471    $ 1,037   $ 1,049

Limited Maturity Fixed Income             $ 74     $ 75     $ 230     $ 233     $ 401    $ 406    $   894   $   906

Diversified Equity                        $ 91     $ 92     $ 284     $ 287     $ 493    $ 498    $ 1,096   $ 1,108

Balanced                                  $ 128    $ 129    $ 400     $ 403     $ 692    $ 697    $ 1,523   $ 1,534

BOARD CONSIDERATIONS

         The Board considered the potential benefits and detriments of the proposed master/feeder fund structure. It recognized that the Fund would be the first feeder fund to participate in the structure as an investor in the Trust and that there is a possibility that expenses could be higher than projected. In addition, the Board recognized that CCMA could realize various benefits from the implementation of the proposed arrangement and that, as the initial investor in the New Portfolios, the Fund would be contributing to making these benefits to CCMA possible. The master/feeder fund structure may facilitate the ability of CCMA to increase assets under its management, which would result in increased investment advisory and other fees being received by CCMA. It is also possible that CCMA and its affiliates would provide various other services to new investors attracted to the Trust and to feeder funds investing in the New Portfolios. This could also result in the receipt of increased fees and revenues by CCMA and its affiliates. In addition, because of CCMA's voluntary agreement to absorb Fund expenses to the extent necessary to maintain the ordinary operating expenses of the Portfolios at specified annual percentages of their average daily net assets, it is possible that the need for CCMA to waive its fees or absorb expenses will be reduced if the master/feeder fund structure results in lower expenses for the Portfolios.

         To address these considerations, CCMA agreed that its voluntary agreement to waive fees and absorb Fund expenses would be consistent under the master/feeder fund structure. CCMA also agreed that, if the growth of assets under the structure enables it to negotiate lower fees from investment advisory firms managing the assets of the New Portfolios, a certain percentage of that benefit would be passed on to the Portfolios through a reduction of the advisory fees charged by CCMA to the New Portfolios. In addition, CCMA may recommend two of the Independent Directors of the Fund to serve as trustees of the Trust to help assure appropriate representation of the Fund on all matters relating to the management of the Trust and the New Portfolios.

         The Board considered a variety of factors in determining whether to approve the matters necessary to implement the master/feeder structure. It concluded that there is a reasonable likelihood that the structure will benefit the Fund and its shareholders and that the structure will make it feasible for the Fund to create new portfolios to offer to its shareholders. Based upon its review and evaluation of the proposed arrangements, the Board of Directors unanimously approved each of the matters associated with implementation of the master/feeder structure.

ADDITIONAL CONSIDERATIONS

         Future events or circumstances may possibly cause the proposed master/feeder fund structure to cease being an attractive investment structure for the Fund. A Portfolio of the Fund may withdraw its investable assets from the New Portfolio at any time, and will do so if the Board of Directors believes it to be in the best interest of the Portfolio's shareholders. If a Portfolio were to withdraw its investment in the New Portfolio, the Portfolio could either invest directly in securities in accordance with its investment policies as is now the case, or could invest in another pooled investment vehicle having the same investment objective and substantially the same investment policies as the Portfolio. In connection with the withdrawal of its investment in the New Portfolio, the Portfolio could receive securities and other investments from the New

Portfolio instead of cash, which could cause the Portfolio to incur brokerage, tax and other charges.

         The New Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the New Portfolio will notify the Fund (which in turn will notify the shareholders of the relevant Portfolio) at least 120 days before implementing any change in investment objective and at least 90 days before implementing any change in investment policies. A change in the objective, policies or restrictions of the New Portfolio may cause the relevant Portfolio to withdraw its investment in the New Portfolio. Alternatively, the policies of a Portfolio of the Fund could be amended, if deemed appropriate by the Board, to conform to those of the New Portfolio. Certain investment restrictions of the New Portfolios may not be changed without the approval of investors in the New Portfolios.

         When a Portfolio of the Fund is asked to vote on matters concerning the relevant New Portfolio, the Portfolio will either: (i) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other Portfolio shareholders); or (ii) cast its votes, as an investor in the New Portfolio, in proportion to the votes received by the New Portfolio from all other investors in the New Portfolio.. However, the Portfolio could be outvoted, or otherwise adversely affected, by other investors in the New Portfolio.

         Interests in the New Portfolios will be held by investors other than the Fund. These investors, which may include other mutual funds and other types of pooled investment vehicles, offer shares (or interests) to their investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in each fund that invests in the New Portfolio may differ. These differences in returns are also present in other fund structures.

THE TRUST

         CCM Partner Funds is an open-end, management investment company that was organized on December 27, 2000 as a Delaware business trust. The Trust is a "series fund," which is a mutual fund divided into separate portfolios. The Trust currently has four series: Limited Maturity Fixed Income Master Portfolio, Full Maturity Fixed Income Master Portfolio, Diversified Equity Master Portfolio and Balanced Master Portfolio. Each series is a diversified portfolio of the Trust and is treated as a separate entity for certain matters under the 1940 Act. From time to time, other portfolios may be established and sold.

MANAGEMENT

         The Trust is governed by a Board of Trustees. A majority of the Board of Trustees of the Trust will be comprised of persons who are not "interested persons" (as defined by the 1940 Act) of the Trust. The following table sets forth certain information about the persons who (it is anticipated) will serve as trustees of the Trust:


                                               PRINCIPAL OCCUPATION DURING
NAME (AGE)                                     DURING THE LAST 5 YEARS
----------                                     -----------------------
Charles Doherty (66 )                          Retired; Trustee, Wayne Hummer Investment Trust; Director, Madison
                                               Asset Group; Director, Lakeside Bank; Director, Knight Trading
                                               Group, Inc.; Director, Howe Barnes Investments, Inc.; Director,
                                               Brauvin Capital Trust, Inc.; Director, Bank of America Financial
                                               Products, Inc.; Director, West Suburban Health Services, Inc.;
                                               Director, ZD & Co., PC; formerly Trustee, Wayne Hummer Money Fund
                                               Trust, 1994-1999.

Frank A. Ehmann (66)                           Retired; Director, SPX Corp., since 1989; Director, American
                                               Healthways (1989-present); Director, Genderm Corp. (1997-2000);
                                               formerly Director and President, United Stationers.

John D. Oliverio (47)                          Chief Executive Officer, President and Director, Wheaton Franciscan
                                               Services Inc., since February 1984, and a Director of the following:
                                               Hewitt Money Market Fund, since 1998; Affinity Health Systems, since
                                               1995; Covenant Health Care System, since 1989; All Saints Health
                                               System, since 1992; Franciscan Ministries, Inc., since1998; United
                                               Health System, since 1998.

Douglas D. Peabody (37) *                      Managing Director, CCM Advisors, LLC, since January 2001; Managing
                                               Director, Convergent Capital Management since 1999; Principal, Eager
                                               Manager Advisory Services, 1996 to 1999.

Edward Roob (59)                               Retired; Director, Brinson Funds, Inc. since 1994; Director, Brinson
                                               Relationship Funds since 1994; Director, Brinson Supplementary Trust since 1997; Trustee, Fort Dearborn Income Securities, Inc. since
                                               1994; Director, Brinson Trust Company since 1993; Committee Member,
                                               Chicago Stock Exchange from 1993 1999.


It is anticipated that Messrs. Ehmann, Oliverio and Peabody will also serve as directors of the Fund if they are elected by shareholders of the Fund at the meeting. For this reason, the Trust and the Fund intend to adopt procedures designed to deal with circumstances when these individuals may have a conflict of interest arising from their service to both the Fund and the Trust. Mr. Peabody is an "interested person" of the Trust as defined by Section 2(a)(19) of the 1940 Act.

SUB-ADVISORY AGREEMENTS WITH SUB-ADVISERS FOR THE SERIES

         The Trust proposes to operate in a manner in which it may from time to time, to the extent permitted by any exemption granted by the SEC, permit the Board of Trustees of the Trust to authorize its investment adviser to enter into new or amended agreements with sub-advisers for each series of the Trust, including the New Portfolios (the "Series"), without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Series pursuant to such sub-advisory agreements. This is similar to an exemption that the Fund currently operates under, which permits Investment Managers of the Portfolios to be retained without the need for shareholder approval. The Trust has already applied for this exemptive relief. However, there is no guarantee that this relief will be granted.

         CCMA currently expects that the initial sub-advisers of each New Portfolio will be the same investment advisory firms as now serve as Investment Managers of the Portfolios.

         The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written contract that has been approved by a vote of the fund's shareholders and by a vote of a majority of the directors of the fund who are not parties to such contract or "interested persons" of any party to such contract. However, the Trust and its investment adviser, CCMA, have applied to the SEC for an exemption from the shareholder approval requirement with respect to new or amended sub-advisory agreements that may be entered into from time to time between CCMA and sub-advisers with respect to the Series, under certain circumstances and subject to certain conditions (the "Exemption Application"). If the SEC grants an exemptive order as sought in the Exemption Application or any amendment thereto (the "Exemptive Order"), CCMA would be permitted, under certain conditions, to enter into new or amended sub-advisory agreements, including agreements with new sub-advisers (including, if permitted by the Exemptive Order, a sub-adviser that is affiliated with the Funds or CCMA), and agreements with existing sub-advisers if there is an "assignment," as defined by the 1940 Act, or other event causing termination of the existing sub-advisory agreement. Nonetheless, under the 1940 Act, even if the Exemptive Order is granted, any sub-advisory agreement would be subject to approval by a majority of the trustees of the Trust who are not parties to or "interested persons" of any party to the agreement. Furthermore, the Trust would still require shareholder approval to amend its advisory agreement with CCMA (including any amendment to raise the management fee rate payable under that agreement) or to enter into a new advisory agreement with CCMA or any other investment adviser.

         It is expected that the Exemptive Order may include as a condition a requirement that, within 90 days after the hiring of any new sub-adviser or the implementation of any proposed material change in a sub-advisory agreement, the Trust will furnish shareholders substantially the same information about the new sub-adviser and sub-advisory agreement that would have been included in a proxy statement relating to shareholder approval of that agreement.

         The Fund understands that the Trust has applied for the Exemptive Order for several reasons. The Trust will utilize an adviser/sub-adviser management structure, in which CCMA acts as the Series' investment adviser, delegating the day-to-day portfolio management responsibilities for each Series to one or more sub-advisers. The sub-advisers will manage the investment portfolios of the Series, under the oversight and supervision of CCMA. Changing a

Series sub-adviser is, therefore, analogous to replacing the portfolio manager of a single-manager managed fund, which does not require shareholder approval under the 1940 Act.

         In addition, given the Trust's management structure, the shareholder approval requirement under the 1940 Act may cause a Series' shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. CCMA has informed the Board that it believes that without the ability to employ promptly a new sub-adviser or re-employ promptly a current sub-adviser, as the case may be, investors' expectations may be frustrated and a Series and its shareholders could be seriously disadvantaged under various circumstances, such as the following: (i) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable; (ii) where a sub-adviser has resigned; or (iii) where there has been a change in control of a sub-adviser resulting in the termination of the sub-advisory agreement.

         In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, a Series must convene a meeting of shareholders. This invariably involves considerable delay and expense. Where CCMA has recommended replacement of a sub-adviser, and the trustees have determined that such replacement is necessary, the Series could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new sub-adviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events that, in many cases, are beyond the control of a Series), the Series may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, CCMA might have to assume direct responsibility on a temporary basis for management of the assets previously managed by a sub-adviser.

IMPLEMENTATION OF THE MASTER/FEEDER FUND STRUCTURE

         The Fund will implement the new structure as soon as practicable after the SEC has granted Exemptive Relief to the Trust, which the Trust believes will most likely occur in the third quarter of 2001, or as soon as practicable thereafter, provided that shareholders of the Fund approve Proposal 3 at the special meeting. The Fund's management expect to implement the Fund's conversion to the master/feeder fund structure by causing each Portfolio to contribute all of its assets and liabilities to a corresponding New Portfolio of the Trust, in exchange for shares of beneficial interest in the New Portfolio (the "Contribution"). The Contribution will take place pursuant to a Plan of Contribution between the Fund and the Trust.

PLAN OF CONTRIBUTION. The following description of certain of the terms of the Plan of Contribution is qualified in its entirely by reference to the Plan of Contribution attached as EXHIBIT B.

The Plan of Contribution provides that, among other things:

    - Full Maturity Fixed Income Portfolio will transfer all of its assets to Full Maturity Fixed Income Master Portfolio, a series of the Trust ("New FMFI Portfolio"), in exchange for shares of beneficial interest of New FMFI Portfolio and New FMFI

         Portfolio assuming all of the liabilities and duties of Full Maturity Fixed Income Portfolio;

    - Limited Maturity Fixed Income Portfolio will transfer all of its assets to Limited Maturity Fixed Income Master Portfolio, a series of the Trust ("New LMFI Portfolio"), in exchange for shares of beneficial interest of New LMFI Portfolio and New LMFI Portfolio assuming all of the liabilities and duties of Limited Maturity Fixed Income Portfolio;

    - Diversified Equity Portfolio will transfer all of its assets to Diversified Equity Master Portfolio, a series of the Trust ("New DE Portfolio"), in exchange for shares of beneficial interest of New DE Portfolio and New DE Portfolio assuming all of the liabilities and duties of Diversified Equity Portfolio;

    - Balanced Portfolio will transfer all of its assets to Balanced Master Portfolio, a series of the Trust ("New Balanced Portfolio"), in exchange for shares of beneficial interest of New Balanced Portfolio and New Balanced Portfolio assuming all of the liabilities and duties of Balanced Portfolio.

NET ASSET VALUE. Once its assets are invested in one of the New Portfolios, a Portfolio will value its holdings (I.E., its interest in the New Portfolio) at their fair value, which will be based on the daily net asset value of the New Portfolio. The net income of the Portfolios will be determined at the same time and on the same days as the net income of each of the New Portfolios is determined, which is the same time and days that the Portfolios currently use for this purpose.

VOTING RIGHTS. As an investor in the New Portfolios each Portfolio of the Fund will have voting rights as to certain matters, including all matters as to which shareholders of investment companies registered under the 1940 Act are entitled to vote. Whenever a Portfolio, as an investor in a New Portfolio, is requested to vote on any matter submitted to investors in the Trust it will, as previously noted, vote its interest in proportion to the votes of shareholders of the Portfolio on the matter or in proportion to the votes received by the New Portfolio from all other investors in the New Portfolio.

APPRAISAL RIGHTS. As a shareholder of any of the Portfolios, you will not have appraisal rights in connection with the Contributions.

EXPENSES. The Fund will bear certain costs in connection with the Contribution. These costs are not expected to be material.

FEDERAL INCOME TAX CONSEQUENCES. The Fund expects that the transactions contemplated by the Contribution Agreement will be tax-free for federal income tax purposes. The Fund will receive an opinion of Bell, Boyd and Lloyd, LLC, counsel to the Trust, that under the Internal Revenue Code of 1986, as amended (the "Code"), the Contribution will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Trust, or the shareholders of the Portfolios.

         Each of the Portfolios intends to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Portfolio will continue to be required to meet certain income, distribution and diversification requirements. It is expected that, under the master/feeder structure, the Portfolios will be able to satisfy these requirements. Thus, provided the Portfolios distribute all of their net investment income and realized capital gains to their shareholders in accordance with the timing requirements imposed by the Code, the Portfolios will not pay any federal income or excise taxes. The New Portfolios will qualify and elect to be treated as a "partnerships" under the Code and, therefore, will not expect to be required to pay any federal income or excise taxes. Income dividends and any capital gain distributions by a New Portfolio to a Portfolio will be distributed by the Portfolio to its shareholders, and such payments will be subject to federal and applicable state income taxes on the Portfolio's shareholders.

COMPONENTS OF PROPOSAL 3

A.       APPROVAL OF PLAN OF CONTRIBUTION (DISCUSSED ABOVE)

B. APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

         Certain amendments to the fundamental investment restrictions of the Portfolios are necessary to permit implementation of the master/feeder fund structure. The Board of Directors approved these amendments on January 9, 2001. Because the amendments involve a change in fundamental policies, the approval of the amendments by shareholders is required by the 1940 Act.

         1.       DIVERSIFICATION

         Each Portfolio is currently subject to a fundamental investment restriction limiting the amount of its assets that can be invested in the securities of any one issuer. It is proposed that the current restriction be amended. The current restriction is as follows:

                  No Portfolio may purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

         It is proposed that the first sentence of this restriction be amended by adding the following clause:

                  . . . except that all of the investable assets of a Portfolio may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Portfolio.

         The proposed amendment would permit, in conjunction with Proposal 3A discussed above, investments in another registered investment company as part of a master/feeder fund structure.

         2.       INDUSTRY CONCENTRATION

         Each Portfolio is currently subject to a fundamental investment restriction that does not permit it to concentrate its investments in any one industry. It is proposed that the current restriction be amended to permit the Portfolio to all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies. The current restriction is as follows:

                  No Portfolio may purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in any one industry.

         It is proposed that this restriction be amended to add the following clause:

                  . . . except that all of the investable assets of a Portfolio may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Portfolio.

         The proposed amendment would permit, in conjunction with Proposal 3A discussed above, investments in another registered investment company as part of a master/feeder fund structure.

         3.       UNDERWRITING

         Each Portfolio is currently subject to a fundamental investment restriction that does not permit it to act as a securities underwriter. It is proposed that the current restriction be amended to permit investments in another registered investment company. The current restriction is as follows:

                  No Portfolio may engage in the underwriting of securities except insofar as a Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security.

         It is proposed that this restriction be amended to add the following clause:

                  ...and except that all of the investable assets of a Portfolio may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Portfolio.

         The proposed amendment would permit, in conjunction with Proposal 3A discussed above, investments in another registered investment company as part of a master/feeder fund structure.

4.       INVESTMENT COMPANIES

         Each Portfolio is currently subject to a fundamental investment restriction that prohibits the purchase of securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets. It is proposed that this investment restriction be eliminated. The current restriction is as follows:

                  No Portfolio may purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         Section 12(d)(1) of the 1940 Act imposes various percentage limitations on any investment company purchasing the shares of a registered investment company, but also provides certain exceptions from the limitations (e.g., purchases pursuant to mergers, consolidations, reorganizations or other acquisitions of assets are permitted), including an exception permitting a feeder fund to invest in a master fund which is a registered investment company. Elimination of the current investment restriction will thus permit implementation of the master/feeder fund structure. It will also provide the Portfolios with additional investment flexibility, enabling limited investments in other investment companies for various purposes at times when the Portfolios do not invest in a master fund. This could include investing idle funds in a money market fund for cash management purposes or investing in a closed-end investment company that is a "country fund" in order to facilitate the efficient investment of a portion of a Portfolio's assets in the securities of issuers in a particular foreign country.

5.       UNSEASONED ISSUERS

         Each Portfolio is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current restriction be amended to permit implementation of the master/feeder structure. This action is necessary because the Trust is a newly formed entity. The current restriction is as follows:

                  No Portfolio may purchase the securities (other than Government Securities) of an issuer having a record together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in such securities.

         It is proposed that this restriction be amended to add the following clause:

                  . . . except that this shall not prohibit a Portfolio from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Portfolio.

6.       EXERCISING MANAGEMENT OR CONTROL

         Each Portfolio is currently subject to a fundamental investment restriction that prohibits investment in the securities of a company for the purpose of exercising management or control. It is proposed that this investment restriction be amended to permit implementation of the master/feeder structure and, in addition, that the restriction be reclassified as a non-fundamental restriction. The current restriction is as follows:

                  No Portfolio may invest for the purpose of exercising control or management of another company.

         It is proposed that this restriction be amended to add the following clause:

                  . . . except that all of the investable assets of a Portfolio may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Portfolio.

         This restriction is not required by the 1940 Act to be changeable only by vote of shareholders of the Portfolios. By making the restriction non-fundamental the Board of Directors will have the flexibility to amend the restriction or eliminate the restriction in the future as to any Portfolio if it deems such action to be consistent with the best interests of the Fund and its shareholders. The Board has no present intention to take any such action.

EFFECT OF APPROVAL OR DISAPPROVAL OF PROPOSAL 3

         By approving Proposal 3, shareholders of a Portfolio will approve the Plan of Contribution and will ratify the corresponding investment advisory agreement between the Trust and CCMA.

         If any Portfolio does not receive the requisite shareholder vote to approve Proposal 3, the master/feeder structure will not be implemented for any of the Portfolios.


         The Board of Directors, including the Independent Directors, unanimously recommends that you vote to approve implementation of the master/feeder fund structure by voting FOR Proposal 3.

                                   PROPOSAL 4

            APPROVAL OF CERTAIN CHANGES TO THE FUNDAMENTAL INVESTMENT
                         RESTRICTIONS OF THE PORTFOLIOS

A. OWNERSHIP OF SECURITIES OF ISSUERS IN WHICH OFFICERS OR DIRECTORS OF THE PORTFOLIO HAVE INVESTED

         Each Portfolio is currently subject to a fundamental investment restriction that prohibits the purchase of the securities of any issuer if any officers, directors or partners of the Fund, Hewitt or any Investment Manager of a Portfolio own individually more than 1% of the securities of such issuer and together own more than 5% of the securities of such issuer. It is proposed that this investment restriction be eliminated. The current fundamental investment restriction is set forth below:

         No Portfolio may purchase the securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund, or any officer, partner or director of Hewitt or any Investment Manager, owns more than 1% of the outstanding securities of such issuer and such officer, partners and directors who own more than such 1% also own in the aggregate more than 5% of the outstanding securities of such issuer.

         This restriction was adopted in order to meet requirements imposed by the laws of certain states. However, state laws no longer regulate the investment practices of registered investment companies. Elimination of this restriction will not significantly affect the Portfolios' investment practices because various provisions of the 1940 Act regulate transactions between an investment company and companies that are affiliated persons, as defined by the 1940 Act, of the investment company or affiliated persons of such affiliated persons. With certain very limited exceptions, these types of transactions are generally prohibited by the 1940 Act.

B.       LIQUIDITY

         Each Portfolio is currently subject to a fundamental investment restriction that prohibits the purchase of a security if, as a result, 10% or more of the value of the Portfolio's total assets will be subject to a legal or contractual restrictions on resale or would be illiquid. It is proposed that this investment restriction be reclassified as non-fundamental. This would give the Board the ability to increase the percentage of a Portfolio's assets that may be invested in restricted or illiquid securities, without the need for shareholder approval, if it deemed this appropriate to do in the future (although the Board has no present intention of approving such a change). For example, under current SEC interpretations a mutual fund may invest up to 15% of its assets in illiquid securities. The current restriction is as follows:

         No Portfolio may purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Portfolio's total assets would be invested in securities that are subject to a legal or contractual restriction on resale or are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid).

         It is also proposed that the restriction be amended to apply solely to illiquid securities. This change would enable the Portfolios to purchase securities that are restricted securities without limitation to the extent that those securities are deemed liquid under procedures that may be adopted by the Board. For example, there are restricted securities that may be purchased and sold by "qualified institutional buyers" without registration in accordance with Rule 144A under the Securities Act of 1933, and with respect to certain of these securities there are liquid markets. Currently, the purchase of these securities by a Portfolio would be subject to the 10% limitation applicable to the purchase of restricted and illiquid securities. The proposed amended restriction is as follows:

         No Portfolio may purchase the securities of any issuer, if as a result of the purchase more than 10% of the value of the Portfolio's total assets would be invested in securities that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid).



         The Board of Directors, including the Independent Directors, unanimously recommends that you vote FOR approval of the foregoing amendments to the investment restrictions of the Portfolios.



                                   PROPOSAL 5

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors, including each of the Independent Directors, has selected Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending June 30, 2001. Arthur Andersen LLP has served as independent public accountants for the Fund since the Fund's inception. We ask you to ratify the Board's selection at the meeting.

         We expect that representatives of Arthur Andersen LLP will be available at the meeting to answer appropriate questions, and may make a statement if they desire to do so.

FEES PAID TO ARTHUR ANDERSEN LLP

AUDIT FEES. For the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2000, the Fund paid or accrued $45,000 to Arthur Andersen LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended June 30, 2000, neither the Fund nor Hewitt obtained any financial information systems design and implementation services from Arthur
Andersen LLP.

ALL OTHER FEES. For the fiscal year ended June 30, 2000, the Fund paid or accrued aggregate fees of $7460 for tax return preparation and other tax-related services provided by Arthur Andersen LLP. Hewitt did not obtain any other services from Arthur Andersen LLP.

         In connection with selecting Arthur Andersen LLP to serve as the independent public accountants of the Fund, the Audit Committee considered whether the provision of other services to the Fund was compatible with preserving the independence of Arthur Andersen LLP in performing the Fund's audit.

         The Board recommends that you vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending June 30, 2001.

OTHER SHAREHOLDER INFORMATION

The following persons were known by the Fund to own beneficially (with sole or shared voting or investment power) more than 5% of shares of the Fund or one or more of the Portfolio as of December 31, 2000:

                                    THE FUND

                                                                       Percentage of Total
Name                                       Number of Shares            Outstanding Shares
----                                       ----------------            ------------------
Baptist Health Care Corp.                    2,937,174.554                   24.40%
1000 W. Moreno St.
Pensacola, FL  32522

Lewistown Hospital                           1,970,572.911                   16.37%
400 Highland Ave.
Lewistown, PA  17044

Lee Hospital                                 1,909,719.386                   15.86%
320 Main St.
Johnstown, PA  15901

Vail Valley Medical Center                   1,427,369.646                   11.86%
181 W. Meadow Drive
Vail, CO  81657

Laughlin Memorial Hospital                   1,029,573.854                    8.55%
1420 Tusculum Blvd.
Greeneville, TN  37745

Flathead Health Center Inc.                   771,597.694                     6.41%
325 Claremont St.
Kalispell, MT  59901

Sherman Hospital                              749,170.523                     6.22%
934 Center St.
Elgin, IL  60120

Dearborn County Hospital                      680,913.740                     5.65%
600 Wilson Creek Rd.
Lawrenceburg, IN  47025

                             FULL MATURITY FIXED INCOME PORTFOLIO

                                                                       Percentage of Total
Name                                       Number of Shares            Outstanding Shares
----                                       ----------------            ------------------
Baptist Health Care Corp.                   754,138.920                       19.846%
1000 W. Moreno St.
Pensacola, FL  32522

Vail Valley Medical Center                  696,545.371                       18.330%
181 W. Meadow Drive
Vail, CO  81657

Lee Hospital                                655,431.128                       17.248%
320 Main St.
Johnstown, PA  15901

Lewistown Hospital                          399,661.200                       10.518%
400 Highland Ave.
Lewistown, PA  17044

Deaton Specialty Hospital                   312,583.034                       8.226%
611 S. Charles St.
Baltimore, MD  21230

Dearborn County Hospital                    272,036.707                       7.159%
600 Wilson Creek Rd.
Lawrenceburg, IN  47025

Graham Hospital                             196,370.635                       5.168%
210 W. Walnut St.
Canton, IL  61520

                           LIMITED MATURITY FIXED INCOME PORTFOLIO

                                                                       Percentage of Total
Name                                       Number of Shares            Outstanding Shares
----                                       ----------------            ------------------
Lewistown Hospital                         1,104,831.994                      21.207%
400 Highland Ave.
Lewistown, PA  17044

Sherman Hospital                            749,170.523                       14.380%
934 Center St.
Elgin, IL  60120

Vail Valley Medical Center                  497,512.115                       9.550%
181 W. Meadow Drive
Vail, CO  81657

Covenant Medical Center                     428,375.967                       8.222%
3421 W. 9th St.
Waterloo, IA

Trinity Medical Center                      399,923.414                       7.676%
4000 Johnson Rd.
Steubenville, OH  43952

Hospital Research and Educational Trust     261,535.397                       5.020%
One N. Franklin
Chicago, IL  60606

                                   DIVERSIFIED EQUITY PORTFOLIO

                                                                       Percentage of Total
Name                                       Number of Shares            Outstanding Shares
----                                       ----------------            ------------------
Laughlin Memorial Hospital                 1,029,573.854                      18.216%
1420 Tusculum Blvd.
Greeneville, TN  37745

Baptist Health Care Corp.                   835,192.387                       14.777%
1000 W. Moreno St.
Pensacola, FL  32522

Lee Hospital                                631,772.911                       11.178%
320 Main St.
Johnstown, PA  15901

Lewistown Hospital                          466,079.717                       8.246%
400 Highland Ave.
Lewistown, PA  17044

Grande Ronde Hospital                       339,160.173                       6.001%
900 Sunset Dr.
La Grande, OR  97850

Dearborn County Hospital                    325,050.342                       5.751%
600 Wilson Creek Rd.
Lawrenceburg, IN  47025

Flathead Health Center Inc.                 301,115.042                       5.328%
325 Claremont St.
Kalispell, MT  59901

                               BALANCED PORTFOLIO

                                                                       Percentage of Total
Name                                       Number of Shares            Outstanding Shares
----                                       ----------------            ------------------
Baptist Health Care Corp.                  1,347,843.247                      52.530%
1000 W. Moreno St.
Pensacola, FL  32522

Lee Hospital                                622,515.347                       24.261%
320 Main St.
Johnstown, PA  15901

Flathead Health Center Inc.                 470,482.652                       18.336%
325 Claremont St.
Kalispell, MT  59901


SHAREHOLDER PROPOSALS

The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold annual meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation or By-Laws. A shareholder proposal to be considered for inclusion in the proxy statement for any subsequent meeting of shareholders must be submitted within a reasonable time before that proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

SHAREHOLDER REPORTS

SHAREHOLDERS CAN FIND IMPORTANT INFORMATION ABOUT THE FUND IN ITS ANNUAL REPORT DATED JUNE 30, 2000, WHICH HAS BEEN PREVIOUSLY FURNISHED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THIS REPORT FREE OF CHARGE BY CONTACTING THE FUND AT: AHA INVESTMENT FUNDS, INC., 100 HALF DAY ROAD, LINCOLNSHIRE, ILLINOIS 60069; 1-800-332-2111, EXT. 28201.



Peter E. Ross

SECRETARY

EXHIBIT A

PROPOSED MANAGEMENT AGREEMENT

                         CORPORATE MANAGEMENT AGREEMENT


                  AGREEMENT made as of ______________ by and between AHA Investment Funds, Inc., a corporation organized under the laws of the state of Maryland (the "Fund") and CCM Advisors, L.L.C., a limited liability company organized under the laws of the state of Delaware (the "Investment Consultant"):

                  WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, the Investment Consultant is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and as a part of its business activities, assists clients in investment planning, including asset allocation and investment manager selection; and

                  WHEREAS, the Fund's former investment consultant had entered into Program Services Agreements (the "Services Agreements") with member hospitals of the American Hospital Association ("AHA"), and their affiliated organizations ("Member Organizations") pursuant to which investment consulting and other services are provided to Member Organizations, which agreements have been assigned to the Investment Consultant by the former investment consultant, and the Investment Consultant proposes to enter into similar Services Agreements with other organizations in the future; and

                  WHEREAS, the Fund intends to make its shares available to organizations that have entered into Services Agreements with the Investment Consultant; and

                  WHEREAS, the Fund desires to avail itself of the experience, advice, assistance and facilities of the Investment Consultant and to have the Investment Consultant provide various management and consultation services on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Investment Consultant is willing to furnish these services on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, the Fund and the Investment Consultant agree as follows:

                                    ARTICLE I

                      APPOINTMENT OF INVESTMENT CONSULTANT;
                            ACCEPTANCE OF APPOINTMENT

                  Section 1.1 The Fund hereby appoints and retains the Investment Consultant to supervise and manage the operations of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, upon the terms set forth herein.

                  Section 1.2 The Investment Consultant hereby accepts the appointment and agrees to provide the services described below to the Fund upon the terms set forth herein.

                                   ARTICLE II

                              DUTIES OF THE PARTIES

                  Section 2.1 DUTIES OF THE INVESTMENT CONSULTANT. The Investment Consultant shall: (a) develop suitable investment programs for the investment portfolios ("Portfolios") of the Fund by determining the investment styles and strategies among which assets of the Portfolios should be allocated;
(b) recommend to the Board of Directors of the Fund and, subject to the approval of the directors, select investment managers for the Portfolios; (c) supervise, evaluate, monitor and report on the services provided by the investment managers, negotiate agreements on behalf of the Fund with the investment managers, and allocate the assets of each Portfolio among the investment managers and coordinate the activities of the investment managers as necessary to assist in compliance with the investment policies and restrictions of the Portfolios and with Subchapter M of the Internal Revenue Code; (d) be solely responsible for the payment of the fees of investment managers of the Portfolios in amounts as may be agreed to among the Fund, the Investment Consultant and the investment managers; (e) assist in the selection of and the negotiation of agreements with, and supervise the services provided by, the Fund's custodian, transfer agent, and other organizations that provide accounting, administrative, recordkeeping and other services to the Fund (but the Fund shall pay the fees and expenses of its custodian and transfer agent and the other organizations);
(f) consult with the Board of Directors of the Fund and provide at its request any advice and recommendations as necessary to assist in managing the business and affairs of the Fund; and (g) make available the services of its members or employees to serve as directors and officers of the Fund, subject to their due election and appointment; and (h) provide administrative services to the Fund and facilities such as office space, equipment and personnel as may be necessary to provide services hereunder. All services to be furnished by the Investment Consultant under this Agreement may be furnished through those members or employees of the Investment Consultant that it deems appropriate.

                  Section 2.2 DUTIES OF THE FUND. In lieu of the payment of a fee to the Investment Consultant pursuant to this Agreement, the Fund agrees that:

                  (a) it shall take all actions necessary to maintain its existence as a corporation in good standing and to maintain federal registration and all state filings necessary for the offering of its shares in all jurisdictions requested by the Investment Consultant so as to enable shares of the Fund to be available for purchase by organizations that have entered into Services Agreements with the Investment Consultant.

                  (b) the Investment Consultant may impose upon and collect from organizations that have entered into Services Agreements those fees as may be agreed to by the Investment Consultant and the organizations, and these fees shall constitute the compensation of the Investment Consultant for the services provided by the Investment Consultant hereunder (but these fees may also include compensation for services provided directly to the organizations under the Services Agreements for consulting and other services).

                                  ARTICLE III

                              INVESTMENT MANAGEMENT

                  Section 3.1 EXCLUSIVE APPOINTMENT. The Fund agrees that during the term of this Agreement, the assets of the Fund shall be managed only by the investment managers recommended by the Investment Consultant and approved by the Board of Directors of the Fund, subject to the terms of the agreements with the investment managers as approved by the Fund and to the terms of this Agreement as to the supervision of the investment managers and the allocation of assets to each of them by the Investment Consultant.

                  Section 3.2 Notwithstanding the duties of the Investment Consultant to monitor and supervise the investment managers of the Portfolios, neither the Investment Consultant nor any of its members or employees shall be required to evaluate the merits of investment selections or decisions made by the investment managers or be required to approve the selections or decisions or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the investment managers.

                                   ARTICLE IV

                                    EXPENSES

                  Section 4.1 EXPENSES OF THE INVESTMENT CONSULTANT. The Investment Consultant shall bear the cost and expense of rendering all services required to be provided by it under this Agreement, including the costs of telephone service, heat, light, power and other utilities.

                  Section 4.2 EXPENSES OF THE FUND. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation; charges and expenses of the Fund's registrar, custodian, transfer agent, dividend disbursing agent and shareholder servicing agent; brokerage fees and commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws and expenses associated with the preparation and filing of required reports and the maintenance of the Fund's corporate existence; the costs and expenses of printing prospectuses, proxy statements and reports, including type-setting, and of distributing these materials to shareholders; expenses of shareholders' and directors' meetings; fees and expenses of directors who are not members or employees of the Investment Consultant or AHA; expenses incident to any dividend, withdrawal or redemption options; charges and expenses of outside services used in preparing and maintaining the books and records (including accounting records) of the Fund or used in pricing shares of the Portfolios or rendering administrative services; membership dues in industry organizations; interest on borrowings; postage, insurance premiums on property and personnel (including directors and officers); the fees and expenses of the Fund's independent accountants and its legal counsel; extraordinary expenses (including, but not limited to, legal claims and liabilities, litigation costs and indemnification); and all other costs of the Fund's operations.

                                   ARTICLE V

                              USE OF NAME AND LOGO

                  Section 5.1 The Parties hereto acknowledge that the names "AHA," which comprises a component of the Fund's name, and "American Hospital Association," and all logos, emblems and other symbols associated with the foregoing, are property rights of AHA, which the Investment Consultant has been granted the non-exclusive right to use and the right to permit the Fund to use pursuant to an agreement made as of __________________ by and between AHA and the Investment Consultant (the "Licensing Agreement"). The Fund agrees that its right to use the foregoing names and symbols shall be subject to the terms of the Licensing Agreement, that it shall make use thereof only as authorized by the Investment Consultant, and that, upon the request of the Investment Consultant, it shall cease any uses thereof as may be requested by the Investment Consultant and shall promptly take at the Fund's expense those steps as may be necessary to eliminate the use of the term "AHA" in the name of the Fund.

                                   ARTICLE VI

                                 REPRESENTATIONS

                  Section 6.1 BY THE INVESTMENT CONSULTANT. The Investment Consultant represents that:

                    (a) it is a limited liability company duly organized under the laws of the state of Delaware;

                    (b) it has in effect all registrations, licenses, bonds and approvals necessary for its entering into this Agreement and the performance of its duties hereunder and is registered as an investment adviser under the Advisers Act;

                    (c) it is not, and its associated persons are not, ineligible to provide services to the Fund under Section 9 of the 1940 Act or
Section 203 of the Advisers Act;

                    (d) it shall use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act by the Fund; and

                    (e) the persons signing this Agreement on its behalf have full power and authority to do so.

                  Section 6.2 BY THE FUND. The Fund represents that:

                    (a) it is a corporation duly organized under the laws of the State of Maryland;

                    (b) it has full power and authority to enter into this Agreement;

                    (c) it has in effect all registrations, licenses, bonds and approvals necessary for its entering into this Agreement and the performance of its duties hereunder and is registered as an investment company under the Act; and

                    (d) the persons signing this Agreement on its behalf have full power and authority to do so.

                                  ARTICLE VII

                                   WARRANTIES

                  Section 7.1 BY THE INVESTMENT CONSULTANT. The Investment Consultant warrants that:

                    (a) it shall perform its duties hereunder in full compliance with all applicable laws and regulations, including, but not limited to, the Act and the Advisers Act and all rules and regulations under those acts; and

                    (b) it shall maintain all registrations, licenses, bonds, and approvals that may be necessary in the performance of its duties hereunder, including, but not limited to, its registration as an investment adviser under the Advisers Act.

                  Section 7.2 BY THE FUND. The Fund warrants that it shall maintain all registrations, licenses, bonds and approvals that may be necessary in the performance of its duties hereunder.

                                  ARTICLE VIII

                                TERM OF AGREEMENT

                  Section 8.1 DURATION AND TERMINATION. This Agreement shall become effective on the date first set forth above, but shall be subject to approval by the shareholders of each Portfolio of the Fund prior to the date of its effectiveness at a special meeting to be held by the Fund on ______________________. Unless this Agreement is sooner terminated as herein provided, this Agreement shall remain in effect until ___________________________ and shall continue in effect for successive periods of one year thereafter provided the continuance is approved at least annually by a majority shareholder vote, as defined in the Act, of each Portfolio or by the Board of Directors of the Fund; provided that, in either case, the continuance is also approved by the vote of a majority of the directors who are not "interested persons," as defined in the Act, of the Fund or the Investment Consultant. This Agreement may be terminated as to any Portfolio at any time and without the payment of any penalty, upon sixty days' written notice by the Fund's Board of Directors, by the holders of the majority of the shares of a Portfolio or by the Investment Consultant, and shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless the automatic termination shall be prevented by an exemptive order or rule of the Securities and Exchange Commission. In the event that the Fund or shareholders of a Portfolio fail to approve or to continue this Agreement as may be necessary for the continuation thereof, the obligations of the Investment Consultant with respect to the Fund or the Portfolio (including the payment of any fees to the investment managers of the Fund or the Portfolio) shall cease; however, this Agreement shall remain in effect as to each Portfolio as to which the approval or continuation has been obtained.

                                   ARTICLE IX

                      INFORMATION AND DUTY RESPECTING FEES

                  Section 9.1 The Fund agrees to furnish or otherwise make available to the Investment Consultant all reports, records and other information regarding the Fund and its Portfolios and their operations as may be necessary for the Investment Consultant to perform the services required to be provided by it under this Agreement.

                  Section 9.2 Upon the request of the Fund, the Investment Consultant shall provide all documents, financial information, reports and other information as may reasonably be necessary to permit the Fund's Board of Directors to make an informed decision as to whether to continue this Agreement and to evaluate the services and compensation of the Investment Consultant.

                  Section 9.3 The parties hereto agree that the provisions of
Section 36(b) of the Act shall be applicable to compensation received by the Investment Consultant and its affiliated persons that is paid by shareholders of the Fund and attributable to services provided to the Fund. To effectuate the foregoing, the Investment Consultant will provide information regarding fees it charges to organizations that have entered into Services Agreements and information regarding fee reductions it has obtained from investment managers.

                                   ARTICLE X

              OTHER INVESTMENT ACTIVITIES OF INVESTMENT CONSULTANT

                  Section 10.1 The Fund acknowledges that the Investment Consultant or one or more of its affiliates may have responsibilities or render services to other individuals or entities. The Fund agrees that the Investment Consultant or its affiliates may give advice or exercise responsibility and take any other action with respect to other individuals or entities that may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that the Investment Consultant acts in good faith. Nothing in this Agreement shall limit or restrict the Investment Consultant, its affiliates, or any of its or their members, officers, agents, or employees from buying, selling or otherwise dealing with any securities or investments or other investment responsibility or rendering investment advice for their own account or the account of others, and they may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions that may involve the Fund or otherwise, except that the Investment Consultant shall comply with its Code of Ethics, the Code of Conduct of the Fund (to the extent applicable) and applicable law.

                                   ARTICLE XI

                                    LIABILITY

                  Section 11.1 The Investment Consultant assumes no responsibility under this Agreement other than to render the services called for hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Consultant shall not be liable to the Fund or any of its shareholders for any act or omission or for any loss arising out of any investment.

                                  ARTICLE XII

                                    AMENDMENT

                  Section 12. This Agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Consultant shall be liable for failing to do so.

                                  ARTICLE XIII

                                  MISCELLANEOUS

                  Section 13.1 PRIVACY. The Investment Consultant shall not disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P), except as necessary to carry out the purpose for which the Fund disclosed the information to the Investment Consultant, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business to carry out those purposes.

                  Section 13.2 COMPENSATION OF OFFICERS, DIRECTORS AND EMPLOYEES. No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as a director, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Investment Consultant or AHA. This paragraph shall not apply to consultants and other persons who are not regular members of the Investment Consultant's staff.

                  Section 13.3 INTERPRETATION. This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois. The titles of the Articles and Sections in this Agreement have been inserted as a matter of convenience only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.

                  Section 13.4 NOTICES. Any notice required or desired to be given under this Agreement shall be in writing and shall be effective when received by the party to be given the notice.

                  Section 13.5 PERSONAL LIABILITY. No member of the Investment Consultant shall have any personal liability for the payment of any sum due hereunder or for observance or performance of the obligations contained herein, and no other party will resort to the personal assets of the members for payment or performance of any such obligations to the extent such assets exceed a member's holdings in the Investment Consultant.


          THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the parties have executed the foregoing Agreement effective as of the day and year above written.


                                  CCM ADVISORS, L.L.C.


                                  By:  _______________________________

                                  Date:  _____________________________



                                  AHA INVESTMENT FUNDS, INC.


                                  By:  _______________________________

                                  Date:  _____________________________

EXHIBIT B

PLAN OF CONTRIBUTION

                       AGREEMENT AND PLAN OF CONTRIBUTION

                           AHA Investment Funds, Inc.
                                CCM Partner Funds

         This Agreement and Plan of Contribution (the "Plan") is dated as of _____________, ____ by and among AHA Investment Funds, Inc., a Maryland corporation ("AHA Fund"), on behalf of its series, Limited Maturity Fixed Income Portfolio ("Limited Portfolio"), Full Maturity Fixed Income Portfolio ("Full Portfolio"), Diversified Equity Portfolio ("Diversified Portfolio") and Balanced Portfolio ("Balanced Portfolio," and together with Limited Portfolio, Full Portfolio and Diversified Portfolio, the "Portfolios") and CCM Partner Funds, a Delaware business trust ("the Trust"), on behalf of its series, Limited Maturity Fixed Income Master Fund ("New Limited Fund"), Full Maturity Fixed Income Master Fund ("New Full Fund"), Diversified Equity Master Fund ("New Diversified Fund") and Balanced Master Fund ("New Balanced Fund") (each, a "New Fund" and collectively, the "New Funds"). Each of the parties hereto agree upon the following plan of contribution:

         1. CONTRIBUTION BY THE PORTFOLIOS; DISTRIBUTION OF SHARES OF THE NEW FUNDS. The contributions of assets of the Portfolios and the distribution of shares of the New Funds shall occur in the following manner:

         1.1 Limited Portfolio shall transfer to New Limited Fund, as a series of the Trust, all of its assets in exchange for which New Limited Fund shall simultaneously assume all of the liabilities of Limited Portfolio, and New Limited Fund shall issue to Limited Portfolio an interest in New Limited Fund equal in value to the net asset value of Limited Portfolio (which series of actions is referred to hereafter as the "Limited Portfolio Contribution").

         1.2 Full Portfolio shall transfer to New Full Fund, as a series of the Trust, all of its assets in exchange for which New Full Fund shall simultaneously assume all of the liabilities of Full Portfolio, and New Full Fund shall issue to Full Portfolio an interest in New Full Fund equal in value to the net asset value of Full Portfolio (which series of actions is referred to hereafter as the "Full Portfolio Contribution").

         1.3 Diversified Portfolio shall transfer to New Diversified Fund, as a series of the Trust, all of its assets in exchange for which New Diversified Fund shall simultaneously assume all of the liabilities of Diversified Portfolio, and New Diversified Fund shall issue to Diversified Portfolio an interest in New Diversified Fund equal in value to the net asset value of Diversified Portfolio then outstanding (which series of actions is referred to hereafter as the "Diversified Portfolio Contribution").

         1.4 Balanced Portfolio shall transfer to New Balanced Fund, as a series of the Trust, all of its assets in exchange for which New Balanced Fund shall simultaneously assume all of the liabilities of Balanced Portfolio, and New Balanced Fund shall issue to Balanced Portfolio an interest in New Balanced Fund equal in value to the net asset value of Balanced Portfolio (which series of actions is referred to hereafter as the "Balanced Portfolio Contribution", and together with the Limited Portfolio Contribution, Full Portfolio Contribution and Diversified Portfolio Contribution is referred to hereafter as the "Contributions").

         2. SHARE CERTIFICATES. Outstanding certificates representing shares of a Portfolio shall thereafter represent an equal interest in the corresponding New Fund.

         3. CLOSING. The Contributions shall take place on ________, 2001 at _____ p.m., Chicago time, at the offices of
____________________________________________, Illinois or at such other date, time or place as may be agreed upon by the parties.

         4. CONDITIONS TO CLOSING. The obligations of the parties to consummate the Contributions shall be subject to the following conditions:

         a. The Shareholders of each Portfolio of AHA Fund shall have approved the Contributions.

         b. Amendments to the registration statements on Form N-1A of AHA Fund disclosing (i) that AHA Fund has converted to a feeder fund,
               (ii) that AHA Fund has invested all of its assets into the New Funds and (iii) other changes to AHA Fund as a result of shareholder approval of the Contributions and other matters, shall have been filed with the SEC, and the registration statement shall have become effective under the Securities Act of 1933, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (other than such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

         c. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the Contributions under Section 25(c) of the Investment Company Act of 1940;

         d. AHA Fund and the Trust shall have received an opinion of Bell, Boyd & Lloyd, LLC, Chicago, Illinois, to the effect that each transaction described in Section 1.1, 1.2, 1.3 or 1.4 hereof qualifies as a contribution of property under Section 721(a) of the Internal Revenue Code of 1986, as amended, and each such transaction will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to AHA Fund, the Trust, the New Funds, or the shareholders of AHA Fund;

         f. AHA Fund and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland;

         g. The SEC shall have issued an order on behalf of the Trust and CCM Advisors, LLC ("CCMA") under Section 6(c) of the Investment Company Act of 1940 (i) exempting the New Funds from Section 15(a) of the Investment Company Act and Rule 18f-2 to the extent necessary to permit CCMA to enter into and materially amend investment sub-advisory agreements without the necessity of obtaining New Fund shareholder approval and (ii) exempting the New Funds from certain disclosure obligations under the following rules and forms: (1) items 6(a)(1)(ii)(A) and 15(a)(3) of Form N-1A; (2) items 22(a)(3)(iv), 22(c)(1)(ii), 22(c)(1)(iii),
               22(c)(8) and 22(c)(9) of Schedule 14A; (3) item 48 of Form N-SAR; and (4) Section 6-07(2)(a), (b) and (c) of Regulation S-X. AHA Fund shall be able to rely on the order to the same extent as any other open-end investment company (or any series thereof) that invests all of its investable assets in a New Fund.

         6.    REPRESENTATIONS. AHA Fund and/or the Trust represent as follows:

         a. AHA Fund and the Trust are duly organized and existing in good standing under the laws of the state of Maryland and the State of Delaware, respectively;

         b. AHA Fund and the Trust are each empowered under applicable laws to enter into and perform this agreement;

         c. The Trust shall have filed a registration statement on Form N-1A with the SEC, and the registration statement shall have become effective, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated)

         d. The New Funds intend to adopt the investment objectives of the Portfolios as set forth in the Portfolios' prospectus dated November 1, 2000. The New Funds have no plan or intention to sell the investment assets of the Portfolios except in the ordinary course of business to provide funds to satisfy redemptions or as a result of portfolio management decisions.

         7. AMENDMENTS OR TERMINATION. This agreement may be amended at any time, and may be terminated at any time before the closing of the Contributions, either before or after this Plan has been approved by shareholders of each Portfolio of AHA Fund, by agreement of AHA Fund and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of any Portfolio of AHA Fund. In any case, this Plan may be terminated by AHA Fund or the Trust if the Contributions have not occurred by the close of business on April 30, 2001

         8. DECLARATION OF TRUST. A copy of the Trust's agreement and declaration of trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this agreement is executed on behalf of the trustee of the Trust as the trustee of the Trust and not individually and that the obligations under this instrument are not binding upon the trustee, officers or shareholders of the Trust, individually, but binding only upon the assets and property of the New Funds.

         9. FURTHER ACTIONS AND ASSURANCES. At any time after the closing of the Contributions, AHA Fund acting through its officers, shall execute and deliver to the Trust such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting on behalf of the New Funds, title to the assets transferred by the Portfolios under this agreement.

         10. GOVERNING LAW. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of Section 8 hereof which shall be construed in accordance with the laws of the State of Delaware.

Dated                         , 2000
     ------------------------

                                          AHA INVESTMENT FUNDS, INC. on behalf
                                          of its series Limited Maturity Fixed
                                          Income Portfolio, Full Maturity Fixed
                                          Income Portfolio, Diversified Equity
                                          Portfolio and Balanced Portfolio


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------

ATTEST:

------------------------------
Secretary




                                          CCM PARTNER FUNDS on behalf of its
                                          series Limited Maturity Fixed Income
                                          Master Fund, Full Maturity Fixed
                                          Income Master Fund, Diversified Equity
                                          Master Fund and Balanced Master Fund



                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------

ATTEST:

------------------------------
Secretary

PROXY CARD

AHA INVESTMENT FUNDS, INC.
FULL MATURITY FIXED INCOME PORTFOLIO

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AHA INVESTMENT FUNDS, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON FEBRUARY 28, 2001.

The undersigned hereby appoints Patricia Abeles and Christine Maier, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to vote all shares of the Full Maturity Fixed Income Portfolio (the "Portfolio") that the undersigned may be entitled to vote with respect to the following proposals at the above-referenced special meeting of shareholders and any adjournment or adjournments thereof in accordance with the instructions indicated below, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and the proxy statement dated February 13, 2001.

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOIN OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TITLE AS SUCH.


----------------------------------------------
Signature


----------------------------------------------
Signature of joint owner, if any


------------------
Date

VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The board of directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example:  [X]


1. Approval of the Proposed Corporate Management Agreement between the Fund and CCM Advisors LLC ("CCMA") with respect to the Portfolio

      FOR                     AGAINST                 ABSTAIN

      [ ]                       [ ]                     [ ]

PROXY CARD - PAGE 2

AHA INVESTMENT FUNDS, INC.
FULL MATURITY FIXED INCOME PORTFOLIO

2.    Election of Directors

(1) Anthony J. Burke   (2) Frank A. Ehmann      (3) Richard J. Evans    (4) Douglas D. Peabody

(5) John D. Oliverio   (6) Timothy G. Solberg   (7) Thomas J. Tucker    (8) John L. Yoder


      FOR ALL                AGAINST ALL               FOR ALL EXCEPT:

        [ ]                     [ ]                         [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.


3. Approval of Proposed Master/Feeder Structure

         (3A)  Approval of the Plan of Contribution


               FOR                 AGAINST                  ABSTAIN

               [ ]                  [ ]                       [ ]


         (3B)  Proposed changes to fundamental investment restrictions

                  1.       Diversification of investments

                  2.       Industry concentration

                  3.       Underwriting securities of other issuers

                  4.       Purchase of investment company securities

                  5.       Securities of unseasoned issuers

                  6. Purchasing securities for purposes of exercising management or control


             FOR ALL             AGAINST ALL               FOR ALL EXCEPT:

               [ ]                  [ ]                         [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE.

PROXY CARD - PAGE 3

AHA INVESTMENT FUNDS, INC.
FULL MATURITY FIXED INCOME PORTFOLIO

4. Approval of changes to the following fundamental investment restrictions of the Portfolio:

      (4A) Ownership of Securities of Issuers in Which Officers or Directors of the Fund or Certain Other Persons Have Invested

           FOR                 AGAINST                    ABSTAIN

           [ ]                   [ ]                        [ ]

      (4B) Investments in Restricted and Illiquid Securities

           FOR                 AGAINST                    ABSTAIN

           [ ]                   [ ]                        [ ]



5. Ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the Fund's 2001 fiscal year

           FOR                 AGAINST                    ABSTAIN

           [ ]                   [ ]                        [ ]


6. In their discretion, on any other matter that may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY CARD

AHA INVESTMENT FUNDS, INC.
LIMITED MATURITY FIXED INCOME PORTFOLIO

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AHA INVESTMENT FUNDS, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON FEBRUARY 28, 2001.

The undersigned hereby appoints Patricia Abeles and Christine Maier, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to vote all shares of the Limited Maturity Fixed Income Portfolio (the "Portfolio") that the undersigned may be entitled to vote with respect to the following proposals at the above-referenced special meeting of shareholders and any adjournment or adjournments thereof in accordance with the instructions indicated below, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and the proxy statement dated February 13, 2001.

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOIN OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TITLE AS SUCH.


---------------------------------------------
Signature


---------------------------------------------
Signature of joint owner, if any


------------------------------
Date

VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The board of directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example:  [X]


1. Approval of the Proposed Corporate Management Agreement between the Fund and CCM Advisors LLC ("CCMA") with respect to the Portfolio

           FOR                  AGAINST                ABSTAIN

           [ ]                    [ ]                    [ ]

PROXY CARD - PAGE 2

AHA INVESTMENT FUNDS, INC.
LIMITED MATURITY FIXED INCOME PORTFOLIO

2.    Election of Directors

(1) Anthony J. Burke    (2) Frank A. Ehmann      (3) Richard J. Evans   (4) Douglas D. Peabody

(5) John D. Oliverio    (6) Timothy G. Solberg   (7) Thomas J. Tucker   (8) John L. Yoder

          FOR ALL                AGAINST ALL          FOR ALL EXCEPT:

            [ ]                     [ ]                    [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.


3. Approval of Proposed Master/Feeder Structure

         (3A)  Approval of the Plan of Contribution


               FOR                   AGAINST                ABSTAIN

               [ ]                     [ ]                    [ ]


         (3B)  Proposed changes to fundamental investment restrictions

                  1.       Diversification of investments

                  2.       Industry concentration

                  3.       Underwriting securities of other issuers

                  4.       Purchase of investment company securities

                  5.       Securities of unseasoned issuers

                  6. Purchasing securities for purposes of exercising management or control


               FOR ALL               AGAINST ALL            FOR ALL EXCEPT:

                [ ]                     [ ]                      [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE.

PROXY CARD - PAGE 3

AHA INVESTMENT FUNDS, INC.
LIMITED MATURITY FIXED INCOME PORTFOLIO

4. Approval of changes to the following fundamental investment restrictions of the Portfolio:

      (4A) Ownership of Securities of Issuers in Which Officers or Directors of the Fund or Certain Other Persons Have Invested

           FOR                        AGAINST                     ABSTAIN

           [ ]                          [ ]                         [ ]

      (4B) Investments in Restricted and Illiquid Securities

           FOR                        AGAINST                     ABSTAIN

           [ ]                          [ ]                         [ ]



5. Ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the Fund's 2001 fiscal year

           FOR                        AGAINST                     ABSTAIN

           [ ]                          [ ]                         [ ]


6. In their discretion, on any other matter that may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY CARD

AHA INVESTMENT FUNDS, INC.
DIVERSIFIED EQUITY PORTFOLIO

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AHA INVESTMENT FUNDS, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON FEBRUARY 28, 2001.

The undersigned hereby appoints Patricia Abeles and Christine Maier, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to vote all shares of the Diversified Equity Portfolio (the "Portfolio") that the undersigned may be entitled to vote with respect to the following proposals at the above-referenced special meeting of shareholders and any adjournment or adjournments thereof in accordance with the instructions indicated below, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and the proxy statement dated February 13, 2001.

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOIN OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TITLE AS SUCH.


-----------------------------------------
Signature


-----------------------------------------
Signature of joint owner, if any


---------------------------
Date

VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The board of directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example:  [X]


1. Approval of the Proposed Corporate Management Agreement between the Fund and CCM Advisors LLC ("CCMA") with respect to the Portfolio

      FOR                      AGAINST                          ABSTAIN

      [ ]                        [ ]                              [ ]

PROXY CARD - PAGE 2

AHA INVESTMENT FUNDS, INC.
DIVERSIFIED EQUITY PORTFOLIO

2.    Election of Directors

(1) Anthony J. Burke    (2) Frank A. Ehmann      (3) Richard J. Evans     (4) Douglas D. Peabody

(5) John D. Oliverio    (6) Timothy G. Solberg   (7) Thomas J. Tucker     (8) John L. Yoder


      FOR ALL                  AGAINST ALL                  FOR ALL EXCEPT:

        [ ]                        [ ]                            [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.


3. Approval of Proposed Master/Feeder Structure

         (3A)  Approval of the Plan of Contribution


                  FOR                    AGAINST                    ABSTAIN

                  [ ]                      [ ]                        [ ]


         (3B)  Proposed changes to fundamental investment restrictions

                  1.       Diversification of investments

                  2.       Industry concentration

                  3.       Underwriting securities of other issuers

                  4.       Purchase of investment company securities

                  5.       Securities of unseasoned issuers

                  6. Purchasing securities for purposes of exercising management or control


                FOR ALL              AGAINST ALL                FOR ALL EXCEPT:

                  [ ]                    [ ]                          [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE.

PROXY CARD - PAGE 3

AHA INVESTMENT FUNDS, INC.
DIVERSIFIED EQUITY PORTFOLIO

4. Approval of changes to the following fundamental investment restrictions of the Portfolio:

      (4A) Ownership of Securities of Issuers in Which Officers or Directors of the Fund or Certain Other Persons Have Invested

            FOR                      AGAINST                        ABSTAIN

            [ ]                        [ ]                            [ ]

      (4B) Investments in Restricted and Illiquid Securities

            FOR                      AGAINST                        ABSTAIN

            [ ]                        [ ]                            [ ]


5. Ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the Fund's 2001 fiscal year

            FOR                      AGAINST                        ABSTAIN

            [ ]                        [ ]                            [ ]


6. In their discretion, on any other matter that may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY CARD

AHA INVESTMENT FUNDS, INC.
BALANCED PORTFOLIO

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AHA INVESTMENT FUNDS, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON FEBRUARY 28, 2001.

The undersigned hereby appoints Patricia Abeles and Christine Maier, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to vote all shares of the Balanced Portfolio (the "Portfolio") that the undersigned may be entitled to vote with respect to the following proposals at the above-referenced special meeting of shareholders and any adjournment or adjournments thereof in accordance with the instructions indicated below, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and the proxy statement dated February 13, 2001.

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOIN OWNER SHOULD SIGN PERSONALLY. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE FULL TITLE AS SUCH.


------------------------------------------
Signature


------------------------------------------
Signature of joint owner, if any


---------------------------
Date

VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The board of directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example:  [X]


1. Approval of the Proposed Corporate Management Agreement between the Fund and CCM Advisors LLC ("CCMA") with respect to the Portfolio

           FOR                       AGAINST                     ABSTAIN

           [ ]                         [ ]                         [ ]

PROXY CARD - PAGE 2

AHA INVESTMENT FUNDS, INC.
BALANCED PORTFOLIO

2.    Election of Directors

(1) Anthony J. Burke      (2) Frank A. Ehmann        (3) Richard J. Evans    (4) Douglas D. Peabody

(5) John D. Oliverio      (6) Timothy G. Solberg     (7) Thomas J. Tucker    (8) John L. Yoder

          FOR ALL              AGAINST ALL                 FOR ALL EXCEPT:

            [ ]                    [ ]                           [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.


3. Approval of Proposed Master/Feeder Structure

         (3A)  Approval of the Plan of Contribution


               FOR                 AGAINST                ABSTAIN

               [ ]                   [ ]                    [ ]


         (3B)  Proposed changes to fundamental investment restrictions

                  1.       Diversification of investments

                  2.       Industry concentration

                  3.       Underwriting securities of other issuers

                  4.       Purchase of investment company securities

                  5.       Securities of unseasoned issuers

                  6. Purchasing securities for purposes of exercising management or control


                FOR ALL              AGAINST ALL            FOR ALL EXCEPT:

                  [ ]                    [ ]                      [ ]

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL RESTRICTION(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE RESTRICTION(S) ABOVE.

PROXY CARD - PAGE 3

AHA INVESTMENT FUNDS, INC.
BALANCED PORTFOLIO

4. Approval of changes to the following fundamental investment restrictions of the Portfolio:

      (4A) Ownership of Securities of Issuers in Which Officers or Directors of the Fund or Certain Other Persons Have Invested

             FOR                     AGAINST                    ABSTAIN

             [ ]                       [ ]                        [ ]

      (4B) Investments in Restricted and Illiquid Securities

             FOR                     AGAINST                    ABSTAIN

             [ ]                       [ ]                        [ ]



5. Ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the Fund's 2001 fiscal year

             FOR                     AGAINST                    ABSTAIN

             [ ]                       [ ]                        [ ]


6. In their discretion, on any other matter that may properly come before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.